UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PALISADE BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PALISADE BIO, INC.

4600 South Syracuse Street, Suite 900

Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Palisade Bio, Inc., a Delaware corporation (the “Company”), to be held on the day of June 10, 2026, at 10:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/PALI, where you will be able to listen to the meeting live, submit questions and vote. You will need to register at www.proxydocs.com/PALI in order to attend the Annual Meeting virtually. You will need to have the 12-digit control number which is included in the Notice of Internet Availability of Proxy Materials (“Notice”), on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting. You will not be able to attend the meeting in person. As always, we encourage you to vote your shares prior to the Annual Meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (“Proxy Statement”):

1.	To elect four directors to hold office until the 2027 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation or removal. We refer to this proposal as the “Director Election Proposal” or “Proposal 1.”

2.	To ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 2.”

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000 (which will result in an increase in the total number of authorized shares of capital stock of the Company from 307,000,000 to 457,000,000. We refer to this proposal as the “Increased Authorized Shares Proposal” or “Proposal 3.”

4.	To approve the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan. We refer to this proposal as the “Incentive Plan Proposal” or “Proposal 4.”

5.	To approve the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan. We refer to this proposal as the “Purchase Plan Proposal” or “Proposal 5.”

6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. We refer to this proposal as the “Say-On-Pay Proposal” or “Proposal 6.”

7.	To approve equity award grants to our non-employee directors. We refer to this proposal as the “Director Grants Proposal” or “Proposal 7.”

8.	To conduct any other business properly brought before the Annual Meeting.

We have elected to provide electronic access to our Annual Meeting proxy materials, which include the Proxy Statement accompanying this notice, in lieu of mailing printed copies. On or about May 1, 2026, we expect to mail to our stockholders the Notice containing instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”).

The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail. Our Proxy Statement and 2025 Annual Report can be accessed directly at the Internet address www.proxydocs.com/PALI using the control number located on your Notice, and also on your proxy card or voting instruction form, as applicable, if you have received printed proxy materials.

The record date for the Annual Meeting is April 15, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

You will not be able to attend the Annual Meeting in person.

By Order of the Board of Directors

/s/ Donald Williams
Donald Williams
Chairman
April 29, 2026

You are cordially invited to virtually attend the Annual Meeting online. Whether or not you expect to virtually attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online, you may vote via telephone or, if you receive a paper proxy card by mailing the completed proxy card. Voting instructions are provided in the instructions printed on your proxy card.

Even if you have voted by proxy, you may still vote online at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

PALISADE BIO, INC.

4600 South Syracuse Street, Suite 900

Denver, Colorado 80237

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2026

Our Board of Directors (“Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Palisade Bio, Inc., a Delaware corporation (sometimes referred to as “we,” “us,” the “Company,” or “Palisade”) to be held virtually, via a live interactive audio webcast at www.proxydocs.com/PALI, on June 10, 2026, at 10:00 a.m. Pacific Time, subject to any adjournment or postponement thereof.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement (“Proxy Statement”) and our Annual Report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), to our stockholders primarily via the internet. On or about May 1, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that will serve as notice of the Annual Meeting and will contain instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting and how to request printed copies of the proxy materials.

Only stockholders of record at the close of business on April 15, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 167,424,202 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting during normal business hours at our headquarters in Denver, Colorado. If you would like to schedule a time to examine our list of stockholders, please contact us at least two days in advance at PALI@jtcir.com to schedule a time.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about May 1, 2026 to all stockholders entitled to vote at the Annual Meeting.

Where and when is the Annual Meeting?

The Annual Meeting will be held virtually via live webcast on June 10, 2026, at 10:00 a.m. Pacific Time. There will be no physical meeting location. You will not be able to attend the Annual Meeting in person. A summary of the information you need to attend the Annual Meeting online is provided below:

●	You must register in advance at www.proxydocs.com/PALI. Upon completing your registration, you will receive further instructions via email, including your link that will allow you access to the meeting.

●	To enter the meeting, you must register in advance using your 12-digit control number, which is available on your proxy card or Notice. Upon completing registration, you will receive further instructions via email, including your link that will allow you to access the meeting.

●	If you do not have your 12-digit control number, you will not be able to register to attend the meeting.

●	Instructions on how to connect to and participate in the Annual Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PALI.

Stockholders who properly register to attend the Annual Meeting will receive an email approximately one hour before the Annual Meeting with instructions and a link to attend the Annual Meeting. We recommend that you log in a few minutes before 10:00 a.m. Pacific Time to ensure you are logged in when the Annual Meeting is called to order. The information on our website is not incorporated by reference into this Proxy Statement or our 2025 Annual Report. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number proxy to vote.

If you plan to vote during the Annual Meeting, you may still do so even if you have already returned your proxy card.

What if I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties assessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our Annual Meeting for assistance.

Who can vote at the Annual Meeting?

Voting Shares

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 167,424,202 shares of common stock outstanding and entitled to vote.

Non-Voting Shares

As of the Record Date, we also had 200,000 shares of Series A 4.5% Convertible Preferred Stock (the “Series A Preferred Stock”) (which are currently convertible into an aggregate of 8 shares of common stock) outstanding. Shares of the Series A Preferred Stock are not entitled to vote with respect to the matters described in this Proxy Statement.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six proposals being presented for stockholder vote:

1.	To elect four directors to hold office until the 2027 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation or removal. We refer to this proposal as the “Director Election Proposal” or “Proposal 1.”

2.	To ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We refer to this proposal as the “Auditor Ratification Proposal” or “Proposal 2.”

3.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000 (which will result in an increase in the total number of authorized shares of capital stock of the Company from 307,000,000 to 457,000,000). We refer to this proposal as the “Increased Authorized Shares Proposal” or “Proposal 3.”

4.	To approve the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan. We refer to this proposal as the “Incentive Plan Proposal” or “Proposal 4.”

5.	To approve the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan. We refer to this proposal as the “Purchase Plan Proposal” or “Proposal 5.”

6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. We refer to this proposal as the “Say-On-Pay Proposal” or “Proposal 6.”

7.	To approve equity award grants to our non-employee directors. We refer to this proposal as the “Director Grants Proposal” or “Proposal 7.”

What if another matter is properly brought before the Annual Meeting?

We currently know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in this Proxy Statement, and in the proxy card, to vote on those matters in accordance with their best judgment.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, over the telephone, through the internet or using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

●	VOTE BY PHONE: To vote over the telephone, dial toll-free 1-866-243-5513, using any touch-tone telephone and follow the recorded instructions. Have the 12-digit control number from your proxy card ready and follow the simple instructions to record your vote.

●	VOTE BY INTERNET: You may cast your vote online at www.proxypush.com/PALI. Have the 12-digit control number from your proxy card ready and follow the simple instructions to record your vote.

●	VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card you were provided and return it promptly in the envelope we have provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you directed.

●	VOTE DURING THE ANNUAL MEETING: To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.proxydocs.com/PALI, starting at 10:00 a.m. Pacific Time on June 10, 2026. Stockholders who register in advance to attend the Annual Meeting will be able to vote during the meeting until the polls are declared closed. Your 12-digit control number from your proxy card is required to register.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received materials containing voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. To vote online at the Annual Meeting, you may be required to obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials or contact your broker, bank, or other agent to request a proxy form. You must register using your 12-digit control number at www.proxydocs.com/PALI and follow the instructions you receive.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote through the internet, by telephone, by using a printed proxy card or by submitting a ballot online during the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the internet, or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable: “For” the Director Election Proposal, “For” the Auditor Ratification Proposal, “For” the Increased Authorized Shares Proposal, “For” the Incentive Plan Proposal, “For” the Purchase Plan Proposal, “For” the Say-On-Pay Proposal, and “FOR” the Director Grants Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment. If the Annual Meeting is adjourned, continued, or postponed, the proxyholder may vote the shares at the adjourned, continued or postponed meeting as well, unless you have properly revoked your voting instructions, as described herein.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 (the Director Election Proposal), Proposal 4 (the Incentive Plan Proposal), Proposal 5 (the Purchase Plan Proposal), Proposal 6 (the Say-On-Pay Proposal) and Proposal 7 (the Director Grants Proposal) without your instructions. Your broker or nominee may only vote your shares on Proposal 2 (the Auditor Ratification Proposal) and Proposal 3 (the Increased Authorized Shares Proposal) in the absence of your instruction.

Please instruct your bank, broker or other similar organization to ensure that your vote will be counted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to Palisade Bio, Inc., Attn: Corporate Secretary, 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237.

●	You may vote during the Annual Meeting which will be hosted via the internet. Simply attending the Annual Meeting online will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card, telephone vote, or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.

With respect to the Director Election Proposal (Proposal 1), stockholders do not affirmatively vote “Against” nominees. Instead, if you do not want to vote for a particular nominee, you should choose to “Withhold” a vote in favor of the applicable nominee for director.

With respect to the Auditor Ratification Proposal (Proposal 2), the Increased Authorized Shares Proposal (Proposal 3), the Incentive Plan Proposal (Proposal 4), the Purchase Plan Proposal (Proposal 5), the Say-On-Pay Proposal (Proposal 6), and the Director Grants Proposal (Proposal 7), the inspector of election will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

Abstentions will be counted towards the vote total for Proposal 2, Proposal 4, Proposal 5, Proposal 6, and Proposal 7 and will have the same effect as “Against” votes. Abstentions will have no effect on Proposal 1 and Proposal 3.

As described below, for all of the Proposals, broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total, assuming that a quorum is obtained.

What does it mean if multiple members of my household are stockholders but we only received one Notice in the mail?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Palisade stockholders will be “householding” the Company’s proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or Palisade. Direct your written request to the attention of the Secretary of Palisade Bio, Inc., Palisade Bio, Inc., 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237. Stockholders who currently receive multiple copies of proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares on such matters. These unvoted shares are counted as “broker non-votes.” If received, broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for all proposals.

How many votes are needed to approve each proposal?

●	Proposal 1 - For the Director Election Proposal, the three nominees receiving the most “For” votes from the holders of shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Only votes “For” or “Withhold” will affect the outcome. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 2 - Approval of the Auditor Ratification Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 3 - Approval of the Increased Authorized Shares Proposal will require the affirmative vote of the majority of the votes cast with respect to such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal.

●	Proposal 4 – Approval of the Incentive Plan Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 5 – Approval of the Purchase Plan Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 6 – Approval of the Say-On-Pay Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

●	Proposal 7 – Approval of the Director Grants Proposal will require the affirmative vote of the majority of shares present in remote communication or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes, if any, will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the Annual Meeting online or represented by proxy. On the Record Date, April 15, 2026, there were 167,424,202 shares outstanding and entitled to vote. Thus, the holders of 55,808,068 shares must be present online or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting online, or represented by proxy, may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in the Company’s proxy materials for next year’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), your proposal must be submitted in writing by January 11, 2027 to: Secretary of Palisade Bio, Inc., 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237. If you wish to submit a proposal (including a director nomination) that is not to be included in the Company’s proxy materials for next year’s 2027 Annual Meeting, you must do so between February 10, 2027 and March 12, 2027. You are also advised to review the Company’s amended and restated bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, no later than April 12, 2027.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board currently consists of four members, three of which are “independent,” as that term is defined by Nasdaq Listing Rules. At the recommendation of our Governance and Nominating Committee, our Board has approved an increase in the size of the Board from four members to five members, which increase in the size of the Board is conditioned on and only effective in the event that our new director nominee, Robert F. Baltera, Jr., is elected as a director at the Annual Meeting. In the event our new director nominee, Robert F. Baltera, Jr., is not elected, the size of the Board will remain at four directors. Pursuant to an amendment to the Company’s bylaws, on February 29, 2024, the Board removed its classified Board structure so each director is now elected on an annual basis.

Our Governance and Nominating Committee has recommended, and the Board nominates each of J.D. Finley, Donald Williams, Emil Chuang and Robert F. Baltera, Jr. as nominees for election as directors at the Annual Meeting to serve for a one-year term expiring at the 2027 Annual Meeting, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Each of Mr. Finley, Mr. Williams and Dr. Chuang are current members of the Board whose terms expire at the Annual Meeting. Binxian Wei serves as the director-appointee for the Company’s outstanding Series A Preferred Stock and will not be voted on by the holders of the Company’s common stock.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a One Year Term Expiring at the

2027 Annual Meeting

Nominees for Term Expiring in 2027

The Governance and Nominating Committee recommended, and the Board nominates the following individuals to serve as directors:

●	J.D. Finley;
●	Donald Williams;
●	Emil Chuang; and
●	Robert F. Baltera, Jr.

The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Governance and Nominating Committee and our Board to determine that the nominees should serve as one of our directors.

J.D. Finley, age 68, has served as our Chief Financial Officer since April 2021 and Chief Executive Officer since October 2022. He was appointed to our Board in February 2023. Previously, Mr. Finley served as Leading Biosciences, Inc’s (the Company’s wholly owned subsidiary and predecessor company) Chief Financial Officer since January 2017 and as a member of the board of directors of Leading Biosciences, Inc. (the “LBS Board”) since December 2014. Prior to joining Leading Biosciences, Inc., Mr. Finley was Chief Executive Officer of PointAcross, Inc., a marketing company, from January 2016 to January 2017. Mr. Finley previously co-founded Proteus Capital Partners, Inc., a firm specializing in providing financing for a variety of businesses, and was Chief Financial Officer at Phillips Capital, a broker/dealer firm specializing in private debt and equity capital raises. From March 2011 to June 2012 Mr. Finley was Executive Vice President, and from June 2012 to April 2014, Mr. Finley was President of Goldmail, Inc. Mr. Finley received a B.A. in business administration from Boise State University and an M.S. in Taxation from the University of Denver. Our Board believes Mr. Finley’s experience and familiarity with the Company, its operations and the life science industry qualify him to serve on our Board.

Donald Williams, age 67, has served as a member of our Board since April 2021 and became chairman of our Board in February 2024. Previously, Mr. Williams served on the LBS board of directors since May 2019. Mr. Williams has also served as a member of the board of directors of Akari Therapeutics PLC from 2016 until 2024, a member of the board of directors of Forte Biosciences, Inc. from 2020 until 2024, and a member of the board of directors of ImpediMed, Inc. from 2017 until 2023. From 2014 to 2019, Mr. Williams was a member of the board of directors of Adhera Therapeutics, Inc. From 2015 to 2021, Mr. Williams served as a member of the board of directors of Alphatec Spine, Inc. From 2007 to 2014, Mr. Williams was a Partner and the National Life Sciences Leader for Grant Thornton LLP, and spent over 20 years as a partner at Ernst & Young LLP. From 2001 to 2014, Mr. Williams served on the board of directors of the San Diego Venture Group, during which time he also served as the group’s president and chairman. Mr. Williams was also a founding member of the Young VCs of Southern California. Mr. Williams received a B.A. in accountancy from Southern Illinois University and completed the director education and certification program at the University of California, Los Angeles Anderson School of Business. Our Board believes Mr. Williams’ experience as a board member and public accountant in the life sciences industry qualifies him to serve on our Board.

Emil Chuang, MB BS FRACPM.D., age 66, is a pediatric gastroenterologist with over 20 years of pharmaceutical experience (large pharma, biotech, therapeutics, medical nutrition, and device/diagnostic), and a proven track record of success. Dr. Chuang’s expertise spans from preclinical translational medicine to Phase 1-4 studies. Following on from a successful academic practice as an Assistant Professor at Duke University and the University of Pennsylvania, Dr. Chuang applied his clinical experience in a Pharma setting and deconvoluted complex problems into simple, actionable solutions. His drug development experience includes multiple assets that target inflammatory bowel diseases, including infliximab and vedolizumab. He has held numerous leadership roles, including the Head of GI Clinical Development for Nestle Health Science, Head of GI Translational Research and Early Clinical at Takeda, and Head of GI Precision Medicine at Progenity. Dr. Chuang is currently the Chief Medical Officer at Intrinsic Medicine, a small, privately held biotechnology company (2021-Present), and has his own consulting company, Chuang Global Consulting (2020-Present). He received his medical degree from the University of Sydney (MB BS), Australia, and completed his pediatrics specialty training in Australia (FRACP) before moving to the United States, where he completed subspecialty training in both pediatric gastroenterology and nutrition. He was on the faculty at Duke University and the University of Pennsylvania prior to moving into the pharmaceutical industry to continue his passion for clinical research. Dr. Chuang has authored over 80 peer-reviewed publications, abstracts, and book chapters. Our Board believes that Dr. Chuang’s experience in the field of bowel diseases and as a Chief Medical Officer qualifies him to serve on our Board.

Robert F. Baltera, Jr., age 60, has served as an executive and board member in the biotechnology industry for more than three decades. Mr. Baltera most recently served as Chief Executive Officer and a member of the board of directors of Cirius Therapeutics, Inc., a venture-backed biotechnology company developing therapies for nonalcoholic steatohepatitis (NASH), from 2017 to 2021. He is currently an Entrepreneur in Residence and Senior Advisor at Frazier Life Sciences. Previously, Mr. Baltera served as Chief Executive Officer and a member of the board of directors of Amira Pharmaceuticals, Inc., where he led the company’s sale to Bristol Myers Squibb for $325 million upfront with additional earn-out milestones. Earlier in his career, he held multiple senior leadership roles at Amgen, including Vice President positions across corporate development, finance, global operations planning, and manufacturing. Mr. Baltera currently serves on the boards of several biotechnology companies, including Inipharm, Trestle Biotherapeutics, V6 Therapeutics, and RxMP, and previously served on the boards of companies, including Imago Biosciences, Inc., which was acquired by Merck for $1.35 billion. Mr. Baltera holds an M.B.A. from the UCLA Anderson School of Management and an M.S. in Genetics and a B.S. in Microbiology from The Pennsylvania State University. Our Board believes that Mr. Baltera’s leadership experience and experience in the biotechnology industry qualify him to serve on our Board.

Continuing Director Not Standing For Election

Certain information about our currently serving director whose term does not expire at the Annual Meeting is furnished below.

Binxian Wei, age 55, has served as a member of our Board since February 2019. Mr. Wei has been the V.P. of Darsheng Trade & Tech. Development Co, Ltd. (a subsidiary to Tianjin Tiayo Pharmaceutical Co., Ltd.) since 2015. Mr. Wei is responsible for the active pharmaceutical ingredient and finished dosage marketing for Chinese pharmaceutical companies. From 2008 through 2010, he worked as a business development manager for Sakai Trading. Mr. Wei received a master’s degree in mathematical and computer sciences from Colorado School of Mines, and a master’s degree and B.S. in chemical engineering from Tianjin University in China. Mr. Wei was appointed as the representative director of the Series A Preferred Stock by Tianjin Pharmaceuticals Group International Holdings Co., LTD, the sole holder of our outstanding Series A Preferred Stock. Our Board believes Mr. Wei’s experience as a board member and his pharmaceutical experience qualify him to serve on our Board.

Required Vote

The nominees receiving the highest number of “FOR” votes from the holders of shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 1, shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Recommendation

Our Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominees to the Board of Directors.

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PROPOSAL TWO

RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF BAKER TILLY US, LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Our Audit Committee has selected Baker Tilly US, LLP (“Baker Tilly”) as the independent registered public accounting firm for the fiscal year ending December 31, 2026. Baker Tilly was appointed as the Company’s independent registered public accounting firm on September 21, 2022 and served as the auditor for our Annual Report on Form 10-K for the years ended December 31, 2022, 2023, 2024, and 2025. Representatives of Baker Tilly are expected to attend the Annual Meeting, and they will have the opportunity to make a statement if they wish but will not be available to respond to questions.

We are asking our stockholders to ratify the selection of Baker Tilly as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Baker Tilly to stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Baker Tilly, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Baker Tilly that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 will be required to ratify the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will have the same effect as votes “AGAINST” this proposal. Proposal 2 is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” ratification of the appointment of Baker Tilly.

Recommendation

Our Board of Directors Recommends a Vote FOR the Ratification of the Appointment of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026.

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PROPOSAL THREE

APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

General

The Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) currently authorizes the issuance of 300,000,000 shares of common stock, par value $0.01 per share. On April 6, 2026, the Company’s Board adopted a resolution approving, and declaring advisable, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 450,000,000 and the attendant increase in the number of authorized shares of our capital stock from 307,000,000 to 457,000,000 (the “Share Increase Amendment”). No change to the authorized number of shares of preferred stock is being proposed.

Text of the Amendment

The text of the form of proposed Certificate of Amendment to our Certificate of Incorporation amending the number of authorized shares is attached to this Proxy Statement as Appendix 1 (the “Certificate of Amendment”). If our stockholders approve this Proposal 3, we expect to file the Certificate of Amendment with the Secretary of State for the State of Delaware shortly following stockholder approval. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, Article IV of our Certificate of Incorporation would read as follows:

“The corporation shall have authority to issue shares as follows:

(i) 450,000,000 shares of Common Stock, par value $0.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

(ii) 7,000,000 shares of Preferred Stock, par value $0.01 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.”

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

Reasons for the Proposal

Currently, we are authorized to issue up to 300,000,000 shares of common stock. As of the Record Date, there were 167,424,202 shares of common stock issued and outstanding and 86,909,793 shares of common stock issuable as follows:

●	57,816,862 shares of common stock issuable upon the exercise of warrants and pre-funded warrants;

●	8 shares of common stock issuable upon conversion of the 200,000 outstanding shares of our Series A 4.5% Convertible Preferred Stock;

●	28,992,209 shares of common stock issuable upon exercise of outstanding stock options and vesting of restricted stock units and restricted performance stock units granted under the Company’s equity compensation plans;

●	50,341 shares of common stock reserved for future issuances under the Company’s inducement plan; and

●	50,373 shares of common stock reserved for future issuances under the Company’s employee stock purchase plan.

Therefore, we currently have less than 16% of our total authorized shares of common stock available for future issuance. In addition, if the Incentive Plan Proposal (Proposal 4) and the Purchase Plan Proposal (Proposal 5) are approved at the Annual Meeting, then an additional 29,986,880 shares and 786,627 shares of common stock will be available for issuance under the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan and the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan, respectively.

The Board has determined it is in our best interest to increase the number of authorized shares of our common stock from 300,000,000 shares to 450,000,000 shares in order to give the Company greater flexibility in considering and planning for future potential business needs. Although there are no immediate undisclosed plans, arrangements, commitments or understandings with respect to the issuance of the additional shares of common stock that would be authorized by the Increased Authorized Shares Proposal, our Board believes it is important to provide the Company with the ability to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings, and to issue additional equity awards to employees, officers, directors and consultants, without the potential expense and delay associated with obtaining stockholder approval for a particular issuance. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

In determining the size of the proposed authorized share increase, our Board considered a number of factors, including the amount of capital needed to fund our operations, the need to issue equity awards and the potential need for additional shares in connection with future equity or equity-linked transactions, acquisitions or other strategic transactions.

Effect of Approval of Proposed Amendment

If the Share Increase Amendment is approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The Share Increase Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do shortly after the Annual Meeting, assuming Proposal 3 is approved by our stockholders. In the event that the Share Increase Amendment is not approved by our stockholders at the Annual Meeting, the current Certificate of Incorporation would remain in effect in its entirety. Our Board reserves the right, notwithstanding stockholder approval of the Share Increase Amendment and without further action by our stockholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.

Potential Anti-takeover Effects of Increase in Authorized Common Stock

In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company presently aware of any third party who is or intends to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.

Required Vote

The affirmative vote of a majority of the votes cast with respect to such proposal will be required to approve the Increased Authorized Shares Proposal. Abstentions will have no effect on this proposal. Proposal 3 is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. Unless marked to the contrary, valid proxies received will be voted “FOR” the Increased Authorized Shares Proposal.

Recommendation

Our Board of Directors Unanimously Recommends a Vote FOR the Approval of the INCREASED AUTHORIZED SHARES PROPOSAL.

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PROPOSAL FOUR

APPROVAL OF THE AMENDED AND RESTATED PALISADE BIO, INC. 2021 EQUITY INCENTIVE PLAN

In this Proposal 4, we are asking our stockholders to approve the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan (“A&R 2021 Equity Incentive Plan”). On April 13, 2026, the Compensation Committee recommended that the Board approve the A&R 2021 Equity Incentive Plan. On April 14, 2026, the Board approved the A&R 2021 Equity Incentive Plan and the inclusion of such A&R 2021 Equity Incentive Plan in this Proxy Statement.

If stockholders approve this proposal, the A&R 2021 Equity Incentive Plan will become effective upon such approval. While the Contingent Grants (as defined in Proposal 7) are contingent upon stockholder approval of both this Proposal 4 and the Director Grants Proposal (Proposal 7), effectiveness of the A&R 2021 Equity Incentive Plan is not contingent upon approval of the Director Grants Proposal (Proposal 7).

The A&R 2021 Equity Incentive Plan would, among other things:

●	increase the number of shares of our common stock authorized for issuance to 42,257,000 shares, which we believe will provide sufficient capacity to continue making competitive equity awards to our employees, directors and consultants over the next several years;

●	eliminate the automatic annual “evergreen” share increase feature in the current plan so that any future increase in the share pool would require explicit stockholder approval;

●	update the annual limit on total compensation that may be granted or paid for service as a non employee director so that such compensation may not exceed $750,000 in any calendar year (with a separate first-year limit of $1,000,000 in the initial calendar year a non-employee director joins the Board), in each case maintaining a clear cap on director compensation that is not approved by the Company’s stockholders (the limits will not apply to any compensation granted or paid that is approved by the Company’s stockholders in accordance with Delaware law);

●	revise the share counting and recycling provisions so that shares surrendered or withheld to pay an option exercise price or to satisfy tax withholding obligations do not return to the share reserve;

●	add explicit “no-repricing” protections that prohibit, without prior stockholder approval, (A) reducing the exercise price of outstanding stock options or stock appreciation rights, (B) cancelling underwater options or stock appreciation rights in exchange for cash or other awards, or (C) taking any other action that would be treated as a repricing under applicable exchange rules, other than in connection with customary adjustments for changes in our capitalization and certain corporate transactions; and

●	clarify that any dividends or dividend equivalents paid or credited with respect to unvested awards will be subject to the same vesting conditions as the underlying awards and will be forfeited to the extent the underlying awards do not vest.

Why You Should Vote to Approve the A&R 2021 Equity Incentive Plan

As of the date of this Proxy Statement, there are no shares available for future issuance under the existing 2021 Equity Incentive Plan. In addition, there are equity awards for 28,979,109 shares of common stock that are outstanding under the existing 2021 Equity Incentive Plan. The current 2021 Equity Incentive Plan contains an automatic annual “evergreen” increase equal to 7.5% of the outstanding shares of our common stock on December 31 of each year, through January 1, 2031. While this evergreen feature has historically provided additional capacity and, based on current vesting schedules, is expected to provide sufficient capacity to settle the outstanding equity awards upon vesting, the Board has determined that it is appropriate to move to a fixed share reserve sized to meet our expected equity needs over approximately the next three years and to seek explicit stockholder approval for that fixed pool, rather than relying on automatic annual increases. Upon the approval of the A&R 2021 Equity Incentive Plan, the number of shares available under the A&R 2021 Equity Incentive Plan will be 42,257,000 shares (representing approximately 25% of the outstanding shares on the Record Date or 20%, assuming the exercise of all pre-funded warrants that were outstanding on the Record Date), which our Board believes will be sufficient to settle the equity awards currently outstanding under our existing 2021 Equity Incentive Plan as well as provide for our expected equity needs over approximately the next three years.

Equity awards are a key element of our ability to attract, retain and motivate the highly qualified employees, directors and consultants required to execute our strategy in a competitive talent market. We use equity compensation to align the interests of our service providers with those of our stockholders by tying a meaningful portion of total compensation to the long-term performance of our common stock.

Approval of the A&R 2021 Equity Incentive Plan will allow us to continue granting equity awards at levels we believe are appropriate and competitive to attract and retain key talent, including in light of the significant equity issuances and potential dilution associated with our recent financing activities. We believe equity awards help foster an ownership culture at the Company, promote retention through multi-year vesting, and ensure that compensation outcomes are closely linked to long-term stockholder value creation.

We carefully manage equity usage, and in sizing the share request under the A&R 2021 Equity Incentive Plan, our Compensation Committee and Board considered our historical and projected rates of equity grant usage, our outstanding awards and the fact that no shares remain available under the existing plan, and market practices among peer companies.

A critical step in achieving our strategic initiatives has been raising cash through equity financings to fund our clinical development programs, planned operating expenses and capital expenditure requirements. In particular, in October 2025, we issued 113,240,564 shares of common stock and pre-funded warrants to purchase up to 83,914,280 shares of our common stock in a public offering, raising approximately $138.0 million in aggregate gross proceeds (the “Financing”). The pre-funded warrants were issued to certain investors who wanted to participate in the Financing, but whose purchase of shares of common stock in the Financing would otherwise have resulted in the investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the investor, 9.99%) of our outstanding common stock. The pre-funded warrants became exercisable upon issuance, subject to certain beneficial ownership limitations, with an exercise price of $0.0001 per share. Thus, we included a calculation of the overhang percentage above that assumes the exercise of all pre-funded warrants outstanding on the Record Date. As of the Record Date, there were pre-funded warrants to purchase up to 43,866,568 shares of our common stock outstanding.

Stockholder approval of the A&R 2021 Equity Incentive Plan is required to: (i) comply with Nasdaq rules requiring stockholder approval of equity compensation plans; and (ii) comply with the incentive stock option rules under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Key Features of the A&R 2021 Equity Incentive Plan

The A&R 2021 Equity Incentive Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including the following:

●	Stockholder approval required for additional shares. The A&R 2021 Equity Incentive Plan does not contain an annual “evergreen” provision. Instead, it authorizes a fixed number of shares, so that any future increase in the share reserve would require stockholder approval, allowing our stockholders to have direct input on our equity compensation program.

●	Repricing is prohibited without stockholder approval. The A&R 2021 Equity Incentive Plan prohibits (i) reducing the exercise or strike price of outstanding stock options and stock appreciation rights, and (ii) cancelling any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards, in each case without prior stockholder approval, other than in connection with customary capitalization adjustments and corporate transactions.

●	Eliminating Share Recycling. In general, when awards granted under the A&R 2021 Equity Incentive Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award, or (ii) the settlement of such award in cash, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, shares of common stock that are tendered to us in payment of the exercise price of stock options or stock appreciation rights, or that are withheld by us to cover tax withholding obligations in connection with the exercise or settlement of awards, will not be returned to the share reserve.

●	Restriction on dividends and dividend equivalents. The A&R 2021 Equity Incentive Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an unvested award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to such shares will be subject to all of the terms and conditions applicable to the underlying award (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to such shares will be forfeited to us to the extent the underlying shares are forfeited or repurchased due to a failure to vest.

●	Continued focus on stockholder alignment. Other than the changes discussed above, the conditions around the grants of awards under the A&R 2021 Equity Incentive Plan are generally similar to those in the existing 2021 Equity Incentive Plan, and continue to emphasize equity-based incentives that align the interests of our employees, directors and consultants with those of our stockholders.

Summary of the A&R 2021 Equity Incentive Plan

The following is a general summary of the A&R 2021 Equity Incentive Plan and is qualified in its entirety by the complete text of the A&R 2021 Equity Incentive Plan. Stockholders are urged to read the actual text of the A&R 2021 Equity Incentive Plan in its entirety which is set forth as Appendix 2 to this Proxy Statement.

General Information

The purpose of the A&R 2021 Equity Incentive Plan is to provide a means whereby the Company can secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of awards under the A&R 2021 Equity Incentive Plan.

Approval of the A&R 2021 Equity Incentive Plan by our stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of equity compensation plans and allow the grant of incentive stock options under the A&R 2021 Equity Incentive Plan. If the A&R 2021 Equity Incentive Plan is approved by our stockholders, the A&R 2021 Equity Incentive Plan will become effective as of the date of such approval. In the event that our stockholders do not approve this proposal, the A&R 2021 Equity Incentive Plan will not become effective and the 2021 Equity Incentive Plan will remain in its current form.

If the request to approve the A&R 2021 Equity Incentive Plan is approved by our stockholders, the number of shares authorized under the A&R 2021 Equity Incentive Plan will be equal to 42,257,000 shares (approximately 25% of the outstanding shares on the Record Date or 20%, assuming the exercise of all pre-funded warrants outstanding on the Record Date), subject to adjustment for specified changes in the Company’s capitalization. The Board believes this pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants.

Description of the A&R 2021 Equity Incentive Plan

A summary description of the material features of the A&R 2021 Equity Incentive Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the A&R 2021 Equity Incentive Plan and is qualified by reference to the A&R 2021 Equity Incentive Plan, the form of which is attached to this proxy statement as Appendix 2 and incorporated by reference in its entirety. Company stockholders should refer to the A&R 2021 Equity Incentive Plan for more complete and detailed information about the terms and conditions of the A&R 2021 Equity Incentive Plan.

Eligibility. Any individual who is an employee of the Company or any of its affiliates, or any person who provides services to the Company or its affiliates, including members of the Board, is eligible to receive awards under A&R 2021 Equity Incentive Plan at the discretion of the plan administrator. If this proposal is approved by the stockholders, all of the Company’s employees, directors and consultants will be eligible to receive awards under the A&R 2021 Equity Incentive Plan.

Awards. The A&R 2021 Equity Incentive Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.

Authorized Shares. The maximum number of shares of Common Stock that may be issued under the A&R 2021 Equity Incentive Plan after the A&R 2021 Equity Incentive Plan becomes effective will be equal to 42,257,000 shares (approximately 25% of the outstanding shares of our common stock on the Record Date or 20%, assuming the exercise of all pre-funded warrants outstanding on the Record Date). The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the A&R 2021 Equity Incentive Plan will be equal to 42,257,000 shares (approximately 25% of the outstanding shares on the Record Date or 20%, assuming the exercise of all pre-funded warrants outstanding on the Record Date). As of April 28, 2026, the closing price of the Common Stock as reported on The Nasdaq Capital Market was $1.95 per share.

Shares subject to stock awards granted under the A&R 2021 Equity Incentive Plan that expire or terminate without being exercised or otherwise issued in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the A&R 2021 Equity Incentive Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under the A&R 2021 Equity Incentive Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company because of the failure to vest, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the A&R 2021 Equity Incentive Plan.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed the applicable limits set forth below, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program: (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value; provided, that, the foregoing limits shall not apply to any compensation granted or paid, as applicable, that is approved by the Company’s stockholders in accordance with Delaware law.

Plan Administration. The Board, or a duly authorized committee thereof (including the Compensation Committee), will administer the A&R 2021 Equity Incentive Plan and is referred to as the “plan administrator” herein. The Board may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the A&R 2021 Equity Incentive Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Under the A&R 2021 Equity Incentive Plan, the Board does not have the authority to effect, without first obtaining the approval of stockholders, (1) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (2) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (3) any other action that is treated as a repricing under applicable stock exchange rules, in each case, other than in connection with equitable adjustments for stock splits, recapitalizations and similar transactions as described in the A&R 2021 Equity Incentive Plan.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the A&R 2021 Equity Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the A&R 2021 Equity Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the A&R 2021 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with the Company or any of the Company’s affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of Common Stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of Common Stock, a combination of cash and shares of Common Stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Any such dividend equivalents will be subject to the same vesting and forfeiture conditions as the underlying restricted stock unit award and will be paid only to the extent the underlying restricted stock units vest. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Any dividends declared with respect to shares subject to a restricted stock award will be subject to the same vesting and forfeiture conditions as the underlying shares and will be paid only to the extent such shares vest. If a participant’s service relationship with the Company ends for any reason, the Company may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the Common Stock on the date of grant. A stock appreciation right granted under the A&R 2021 Equity Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the A&R 2021 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The A&R 2021 Equity Incentive Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Common Stock.

The performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator when the performance award is granted, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any portion of the Company’s business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to the Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in the capital structure of the Company, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the A&R 2021 Equity Incentive Plan, (2) the class of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the A&R 2021 Equity Incentive Plan in the event of a corporate transaction (as defined in the A&R 2021 Equity Incentive Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the A&R 2021 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the Company’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Plan Amendment or Termination. The Board has the authority to amend, suspend, or terminate the A&R 2021 Equity Incentive Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the Company’s stockholders. No ISOs may be granted after the tenth anniversary of the date the Board adopts the A&R 2021 Equity Incentive Plan. No stock awards may be granted under the A&R 2021 Equity Incentive Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the A&R 2021 Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the A&R 2021 Equity Incentive Plan. The A&R 2021 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options. The A&R 2021 Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees. The ability of the Company to obtain a deduction for amounts paid under the A&R 2021 Equity Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the A&R 2021 Equity Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the A&R 2021 Equity Incentive Plan are subject to the discretion of the compensation committee of the Board.

Therefore, except as set forth in the table below, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future.

The following table sets forth the Contingent Grants that have been approved by the Board and will be received by the listed individuals under the A&R 2021 Equity Incentive Plan, subject to and contingent upon stockholder approval of both this Proposal 4 and the Director Grants Proposal (Proposal 7). If either or both of those proposals are not approved, the Contingent Grants will be cancelled. For additional information about the Contingent Grants, see “Proposal Seven—Approval of Equity Award Grants to our Non-Employee Directors”.

Name	Restricted Stock Units
All current directors who are not executive officers as a group	2,683,500
Each nominee for election as a director
Don Williams	1,498,900
Emil Chuang	592,300
Binxian Wei	592,300

The table below shows, as to the listed individuals and specified groups, the aggregate number of options and both time-based and performance-based restricted stock units granted under the 2021 Equity Incentive Plan, since its adoption through April 6, 2026.

Name	Options Granted	Restricted Stock Units Granted
J.D. Finley	64,033	11,242,674
Chief Executive Officer, Chief Financial Officer, Director
Mitchell Jones, MD	31,210	8,482,312
Chief Medical Officer
All executive officers as a group	95,243	19,724,986
All current directors who are not executive officers as a group	14,692	304,781
Each nominee for election as a director
Donald Williams	3,432	182,728
Emil Chuang	8,000	60,600
Robert F. Baltera	-	-
Each associate of any executive officers, current directors or director nominees	-	-
Each other person who received or is to receive 5% of awards	-	-
All employees, excluding executive officers, as a group	42,027	8,807,020

Interests of Certain Persons in Matters to be Acted Upon

If both this Proposal 4 and the Director Grants Proposal (Proposal 7) pass, each of our non-employee directors (Mr. Williams, Dr. Chuang, and Mr. Wei) will receive the applicable Contingent Grant set forth herein upon stockholder approval of these proposals. Thus, each of Mr. Williams, Dr. Chuang and Mr. Wei has an interest in the approval of these proposals.

Vote Required for Approval

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 4. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 4 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Unless marked to the contrary, proxies received will be voted “FOR” the Incentive Plan Proposal.

RECOMMENDATION

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL FIVE

APPROVAL OF THE AMENDED AND RESTATED PALISADE BIO, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN

Overview

In this Proposal 5, we are asking our stockholders to approve the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan (the “A&R ESPP”). The A&R ESPP would, among other things, (i) increase the number of shares of common stock authorized to an aggregate of 837,000 shares, and (ii) eliminate the automatic annual “evergreen” share increase feature in the current plan.

On April 6, 2026, the Compensation Committee recommended that the Board approve the A&R ESPP. On April 6, 2026, the Board approved the A&R ESPP and the inclusion of the A&R ESPP in this Proxy Statement.

The purpose of the A&R ESPP is to provide a means whereby the Company can align the long-term financial interests of its employees with the financial interests of its stockholders. In addition, the board of directors believes that the ability to allow its employees to purchase shares of Common Stock will help the Company to attract, retain, and motivate employees and encourages them to devote their best efforts to the Company’s business and financial success. Approval of the A&R ESPP by the Company’s stockholders will allow the Company to provide its employees with the opportunity to acquire an ownership interest in the Company through their participation in the A&R ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of the Company’s stockholders.

Description of the A&R ESPP

The material features of the A&R ESPP are described below. The following description of the A&R ESPP is a summary only. This summary is not a complete statement of the A&R ESPP and is qualified in its entirety by reference to the complete text of the A&R ESPP, a copy of which is attached to this Proxy Statement as Appendix 3. Company stockholders should refer to the A&R ESPP for more complete and detailed information about the terms and conditions of the A&R ESPP.

Purpose. The purpose of the A&R ESPP is to provide a means by which eligible employees of the Company and certain designated companies may be given an opportunity to purchase shares of Common Stock, to assist the Company in retaining the services of eligible employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the Company’s success.

The A&R ESPP includes two components: a 423 Component and a Non-423 Component. The Company intends that the 423 Component will qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. Except as otherwise provided in the A&R ESPP or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

Share Reserve. The maximum number of shares of Common Stock that may be issued under the A&R ESPP will be equal to 837,000 shares of Common Stock (representing approximately 0.5% of the outstanding shares of our common stock as of the Record Date). Shares subject to purchase rights granted under the A&R ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the A&R ESPP. As of April 28, 2026, the closing price of the Company’s Common Stock as reported on The Nasdaq Capital Market was $1.95 per share.

Administration. The Board, or a duly authorized committee thereof, will administer the A&R ESPP.

Limitations. Company employees and the employees of any of its designated affiliates, will be eligible to participate in the A&R ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the A&R ESPP, as determined by the administrator: (1) customary employment with the Company or one of its affiliates for more than 20 hours per week and five or more months per calendar year or (2) continuous employment with the Company or one of its affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, the Board may also exclude from participation in the A&R ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. An employee may not be granted rights to purchase stock under the A&R ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of Company stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of Company stock for each calendar year that the rights remain outstanding.

The A&R ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The administrator may specify offerings with a duration of not more than 27 months, and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of Company Common Stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under the A&R ESPP. The administrator has the discretion to structure an offering so that if the fair market value of a share of Company stock on any purchase date during the offering period is less than or equal to the fair market value of a share of Company stock on the first day of the offering period, then that offering will terminate immediately, and the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.

A participant may not transfer purchase rights under the A&R ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the A&R ESPP.

Payroll Deductions. The A&R ESPP permits participants to purchase shares of Common Stock through payroll deductions of up to 15% of their earnings. Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of Common Stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares, without interest. Participation ends automatically upon termination of employment with the Company and its related corporations.

Withdrawal. Participants may withdraw from an offering by delivering a withdrawal form to the Company and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, the Company will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the A&R ESPP.

Termination of Employment. A participant’s rights under any offering under the A&R ESPP will terminate immediately if the participant either (i) is no longer employed by the Company or any of its parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, the Company will distribute to the participant his or her accumulated but unused contributions, without interest.

Corporate Transactions. In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right. If the successor corporation does not assume, continue, or substitute for the outstanding purchase rights, the offering in progress will be shortened and a new purchase date will be set. The participants’ purchase rights will be exercised on the new purchase date and such purchase rights will terminate immediately thereafter.

Amendment and Termination. The Board has the authority to amend, suspend, or terminate the A&R ESPP, at any time and for any reason, provided certain types of amendments will require the approval of the Company’s stockholders. Any benefits, privileges, entitlements and obligations under any outstanding purchase rights granted before an amendment, suspension or termination of the A&R ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. The A&R ESPP will remain in effect until terminated by the Board in accordance with the terms of the A&R ESPP.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the A&R ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Common Stock acquired under the A&R ESPP. The A&R ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

423 Component of the A&R ESPP

Rights granted under the 423 Component of the A&R ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Company Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Non-423 Component

A participant will be taxed on amounts withheld for the purchase of shares of Company Common Stock as if such amounts were actually received. Under the Non-423 Component, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of rights under the A&R ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the A&R ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the A&R ESPP. Therefore, the Company cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided.

The table below shows, as to the listed individuals and specified groups, the aggregate number of shares of common stock purchased under the 2021 Employee Stock Purchase Plan, since its adoption through April 6, 2026.

Number of Shares
of Common Stock
Name	Purchased
J.D. Finley	5,776
Chief Executive Officer, Chief Financial Officer, Director
Mitchell Jones, MD	3,400
Chief Medical Officer
All executive officers as a group	9,176
All current directors who are not executive officers as a group	-
Each nominee for election as a director
Donald Williams	-
Emil Chuang	-
Robert F. Baltera	-
Each associate of any executive officers, current directors or director nominees	-
Each other person who received or is to receive 5% of awards	-
All employees, excluding executive officers, as a group	21,854

Vote Required for Approval

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 5. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 5 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Unless marked to the contrary, proxies received will be voted “FOR” the Purchase Plan Proposal.

RECOMMENDATION

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PURCHASE PLAN PROPOSAL.

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PROPOSAL SIX

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The Board has adopted a policy to solicit a non-binding advisory vote on the compensation of the named executive officers every three years. In accordance with that policy, this year, the Company is asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables, and the related narrative disclosure contained in this Proxy Statement. The Company believes that its compensation policies and decisions are focused on pay-for-performance, aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 6. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 6 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. Unless marked to the contrary, valid proxies received will be voted “FOR” the say-on-pay proposal.

RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SAY-ON-PAY PROPOSAL.

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PROPOSAL SEVEN

APPROVAL OF EQUITY AWARD GRANTS TO OUR NON-EMPLOYEE DIRECTORS

Our board of directors has approved one-time grants (the “Contingent Grants”) to our non-employee directors of the number of restricted stock units (“RSUs”) set forth in the table below, subject to stockholder approval of both the Contingent Grants and the A&R 2021 Equity Incentive Plan:

Non-employee Director	Number of RSUs
Don Williams	1,498,900
Emil Chuang	592,300
Binxian Wei	592,300

If approved, the grants would be made under the A&R 2021 Equity Incentive Plan, if approved. Since we currently have no shares available for future issuance under the current 2021 EIP, the Contingent Grants are contingent upon stockholder approval of both this Proposal 7 and the Incentive Plan Proposal (Proposal 4) and will be canceled if both or either of those proposals is not approved by stockholders at the Annual Meeting. Although the Contingent Grants, if approved, would be made under the A&R 2021 Equity Incentive Plan, if approved, we are asking our stockholders to separately vote on the Contingent Grants, since the Contingent Grants would exceed both the current and proposed limits on the aggregate value of all compensation that can be granted or paid, as applicable, to any individual for service as a non-employee director in a calendar year under the 2021 EIP.

These Contingent Grants are intended to be granted in lieu of the annual equity award that would otherwise be granted to these non-employee directors under our Non-Employee Director Compensation Policy for 2026, so if these Contingent Grants are approved and granted, then these non-employee directors will not receive any additional equity awards under our Non-Employee Director Compensation Policy for 2026. If either or both of this Proposal 7 or the Incentive Plan Proposal (Proposal 4) are not approved by our stockholders at the Annual Meeting, and as a result, these specific Contingent Grants are canceled, then these non-employee directors will receive the annual equity award that they would otherwise be entitled to under our Non-Employee Director Compensation Policy for 2026, which would consist of an equity award grant for $283,000 worth of shares of our common stock. In addition, our Compensation Committee may still consider a supplemental award of RSUs to our non-employee directors within the limits of the 2021 EIP and taking into consideration the outcome of the stockholder vote.

We believe that it is important for our non-employee directors to own a significant number of shares of our common stock or equity awards in order to better align the non-employee director’s interests with the Company’s stockholders. However, in October 2025, we completed the Financing which resulted in significant dilution to the stock and equity awards held by our non-employee directors. Assuming full exercise of the pre-funded warrants issued in the Financing, we issued approximately 1,854.5% of the number of shares of our common stock that were outstanding prior to the Financing. The stock ownership (assuming the full settlement and/or exercise of all outstanding equity awards, whether or not vested) of each of the non-employee directors was less than 0.01% of our outstanding shares of common stock immediately following the Financing.

In addition to analyzing the impact of the Financing on our non-employee director stock ownership levels, our Compensation Committee and the Board also took into account market competitiveness and peer market data based on our peer group prior to the Financing and our goal of sufficiently aligning non-employee director interests with those of stockholders in determining the size of the Contingent Grants. Our Compensation Committee consulted with both our prior independent compensation consultant, Compensia, Inc. (“Compensia”), and our current independent compensation consultant, the Talent Solutions practice of Aon plc (“Aon”), in determining the size of the Contingent Grants. In further recognition of the goal of promoting stockholder alignment, the RSU awards would vest over three years in three equal annual installments on the earlier of (i) the annual meeting date for such year (starting at the 2027 Annual Meeting) or (ii) the anniversary of the date of grant in such year, subject to the non-employee director’s continued service. Further, these Contingent Grants contain a provision that prohibits the grantee from selling, assigning or otherwise transferring the “net” shares (net of those shares required to pay any taxes due upon vesting) received upon the vesting of the Contingent Grants for a three (3) year period beginning on the date the applicable RSU vests. Also, these Contingent Grants and the regular equity compensation grants provided to non-employee directors annually are subject to our Stock Ownership Guidelines. See “Executive Compensation—Stock Ownership Guidelines” for additional information.

In addition to the stock ownership levels of our non-employee directors, our Compensation Committee and the Board also considered the commitment and workload requirements for our non-employee directors. Our Board currently only consists of four directors, three of which are non-employee directors, which is smaller than the average size of the board of directors for our peer group, which is eight directors and seven non-employee directors.

Thus, our Compensation Committee and the Board believes that it is in our best interests to issue these Contingent Grants to our non-employee directors to better align their interests with those of the Company’s stockholders, to reflect their contributions and to reflect the dilution to their existing holdings caused by the Financing.

If the stockholders approve both this Proposal 7 and the Incentive Plan Proposal (Proposal 4), the Contingent Grants will be granted on the date of the Annual Meeting. Each RSU would entitle the non-employee director to one share of common stock. The RSU awards would vest over three years in three equal annual installments on the earlier of (i) the annual meeting date for such year (starting at the 2027 Annual Meeting) or (ii) the anniversary of the date of grant in such year, subject to the non-employee director’s continued service. However, the vesting of all such RSU awards will accelerate in the event of a change in control of the Company or the death of the grantee. If approved, the Contingent Grants will be made under the A&R 2021 Equity Incentive Plan, if approved, pursuant to the terms of the plan. Any RSU award, to the extent not previously vested, will be forfeited if the individual is no longer a member of the board of directors on the applicable vesting date. In addition, each non-employee director will be restricted from selling, assigning or otherwise transferring the “net” shares (net of those shares required to pay any taxes due upon vesting) received upon the vesting of the Contingent Grants for a three (3) year period beginning on the date the applicable RSU vests.

Interests of Certain Persons in Matters to be Acted Upon

If both this Proposal 7 and the Incentive Plan Proposal (Proposal 4) pass, each of our non-employee directors (Mr. Williams, Dr. Chuang, and Mr. Wei) will receive the applicable Contingent Grant set forth herein upon stockholder approval of these proposals. Thus, each of Mr. Williams, Dr. Chuang and Mr. Wei has an interest in the approval of these proposals.

Vote Required

The affirmative vote of a majority of the shares present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve Proposal 7. The voting on this Proposal 7 will exclude the vote of any shares held by our non-employee directors and executive officers. Abstentions will have the same effect as votes “AGAINST” this proposal. It is anticipated that Proposal 7 will be a non-discretionary proposal considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes. Unless marked to the contrary, valid proxies received will be voted “FOR” the director grants proposal.

RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DIRECTOR GRANTS PROPOSAL.

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1 NTD: PALI to provide numbers. Table to be included if decrease in stock ownership percentage is meaningful.

CORPORATE GOVERNANCE

Code of Ethics

We have adopted the Palisade Bio, Inc. Code of Business Conduct and Ethics (the “Ethics Code”), that applies to all of our officers, directors and employees. The Ethics Code is available on our website at www.palisadebio.com by clicking on “Investors & News”, then clicking “Corporate Governance” then “Code of Business Conduct and Ethics” under “Documents & Charters”. The information on our website is not incorporated by reference into this Proxy Statement or our 2025 Annual Report. If we make any substantive amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Insider Trading Policy

We have adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and the Company itself that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of the policy is attached as Exhibit 19.1 to our 2025 Annual Report.

Board of Directors

Unless the Board otherwise determines, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The holder of our Series A Preferred Stock has the right to appoint one member of the Board.

The Board presently has four members, which will be increased to five members conditioned on and only effective in the event that our new director nominee, Robert F. Baltera, Jr., is elected as a director at the Annual Meeting. All of our directors’ terms, except for the director appointed by the Series A Preferred Stock, expire on an annual basis. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2025, the Board held seven meetings (including regularly scheduled and special meetings) and acted through unanimous written consent seven times. All of our directors attended at least 75% of the aggregate of all meetings of the general Board and each respective committee on which such director serves during the year ended December 31, 2025. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held in-person, virtually or telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. As required under applicable Nasdaq listing standards, in 2025, our independent directors met seven times in scheduled executive sessions at which only independent directors were present. Information with regard to committee meetings and written consent is provided for below in the section entitled “Information Regarding Committees of the Board of Directors”. Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2025 Annual Meeting

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, directors and nominees for director to attend. All of our directors attended the annual meeting of stockholders in 2025.

Independent Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of their family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that each of (i) Mr. Williams, (ii) Mr. Wei, and (iii) Dr. Chaung are independent directors within the meaning of the applicable Nasdaq listing standards. The Board has also affirmatively determined that, if elected as a director at the Annual Meeting, Mr. Baltera, Jr. would be an independent director within the meaning of the applicable Nasdaq listing standards. In making these determinations, the Board found that none of these directors or director nominees had a material or other disqualifying relationship with the Company.

Board Leadership Structure

The Board has an independent chair (the “Board Chair”), Mr. Williams, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

Information Regarding Committees of the Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The following table provides, as of April 16, 2026, membership information for each of the Board committees:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Donald A. Williams	C	X	C
Binxian Wei	X		X
Emil Chuang	X	C	X
J.D. Finley (not Independent)

X = Current member of committee

C = Current member and chairperson of the committee

The Board has approved changes to the Company’s committee membership, to be effective following the Annual Meeting if each director nominee is elected at the Annual Meeting. The following table provides the expected membership for each of the Board committees following the Annual Meeting:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Donald A. Williams	C	X	X
Binxian Wei
Emil Chuang	X	X	C
Robert F. Baltera, Jr.	X	C	X
J.D. Finley (not Independent)

X = Member of committee following the Annual Meeting

C = Member and chairperson of the committee following the Annual Meeting

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee performs several functions including, among others things:

●	evaluating the performance of and assessing the qualifications of the independent auditors;

●	determining and approving the engagement of the independent auditors;

●	determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

●	review and approve the retention of the independent auditors to perform any proposed permissible non-audit services;

●	monitor the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;

●	review and approve or reject transactions between the Company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting;

●	establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	review and assess the Company’s cyber security risks and assessments; and

●	meet to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is currently composed of three directors: Mr. Williams (Chair), Dr. Chuang and Mr. Wei. Following the Annual Meeting, the Audit Committee is expected to consist of three directors: Mr. Williams (Chair), Mr. Baltera, Jr. and Dr. Chuang. The Audit Committee met 5 times during the year ended December 31, 2025. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at www.palisadebio.com by clicking on “Investors & News”, then clicking “Corporate Governance” then “Audit Committee Charter” under “Documents & Charters”. The information on our website is not incorporated by reference into this Proxy Statement or our 2025 Annual Report.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all current members of the Company’s Audit Committee and all expected members of the Audit Committee following the Annual Meeting are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).

The Board has also determined that Mr. Williams qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Williams’ level of knowledge and experience based on a number of factors, including his formal education and his tenure as a partner at Grant Thornton LLP and his tenure as a partner at Ernst & Young LLP.

Compensation Committee

The Compensation Committee is currently composed of two directors: Dr. Chuang (Chair) and Mr. Williams. Following the Annual Meeting, the Compensation Committee is expected to consist of three directors: Mr. Baltera, Jr. (Chair), Dr. Chuang and Mr. Williams. The Board has determined that each current member of the Compensation Committee and each expected member of the Compensation Committee following the Annual Meeting is independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards), a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met eight times and acted through unanimous written consent two times during the year ended December 31, 2025. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at www.palisadebio.com by clicking on “Investors & News”, then clicking “Corporate Governance” then “Compensation Committee Charter” under “Documents & Charters”. The information on our website is not incorporated by reference into this Proxy Statement or our 2025 Annual Report.

The Compensation Committee of the Board acts on behalf of the Board to review, modify (as needed) or approve (or, if it deems appropriate, making recommendations to the Board regarding) the overall compensation strategy and policies for the Company, including, among other things:

●	reviewing and approving (or, if it deems appropriate, making recommendations to the Board regarding) corporate performance goals and objectives, which shall support and reinforce the Company’s long-term strategic goals, relevant to the Company’s compensation plans and programs;

●	evaluating and approving (or, if it deems appropriate, making recommendations to the Board regarding) the compensation plans and programs advisable for the Company, as well as the modification or termination of existing plans and programs;

●	evaluating (including, if it deems appropriate, with the input of some or all of the other members of the Board) risks associated with and potential consequences of the Company’s compensation policies and practices, as applicable to all employees of the Company, and assessing whether risks and consequences arising from the Company’s compensation policies and practices for its employees, as may be mitigated by any other compensation policies and practices, are reasonably likely to have a material adverse effect on the Company;

●	establishing policies with respect to equity compensation arrangements, with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company; and

●	evaluating the efficacy of the Company’s compensation policy and strategy in achieving expected benefits to the Company and otherwise furthering the Committee’s policies.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer does not participate in and is not present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by the SEC and Nasdaq rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the year ended December 31, 2024, after taking into consideration the guidance from the SEC and Nasdaq described above, the Compensation Committee engaged Compensia as its compensation consultant. The Compensation Committee identified Compensia based on its general reputation in the industry and experience providing similar services to companies similar to us. The Compensation Committee requested that Compensia:

●	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals (including through a peer group analysis); and

●	assist in refining the Company’s compensation strategy and in developing and implementing executive and non-employee director compensation programs to execute that strategy.

Subsequent to the fiscal year ended December 31, 2025, in April 2026, the Company engaged Aon as its independent compensation consultant. Aon will be assisting with executive compensation matters, including reviewing a compensation peer group, providing a competitive market analysis of base salary, annual cash incentive awards, and long-term incentive compensation of our executive officers against the compensation peer group, reporting on share utilization, and reviewing other market practices and trends.

In addition, under its charter, the Compensation Committee may form and delegate authority to subcommittees as appropriate.

The Compensation Committee meets at least once annually and with greater frequency if necessary to discuss and make recommendations to the Board for annual base salary compensation adjustments, annual bonuses, annual equity awards, and current year corporate performance objectives. The Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our Chief Executive Officer. In the case of our Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines recommendations to the Board regarding any adjustments to his compensation as well as equity awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable. The Compensation Committee considered the peer-group analysis from Compensia when making compensation decisions. Based on this analysis, the overall average of the 2025 cash compensation for our named executive officers approximated the 25th percentile of the peer group.

Governance and Nominating Committee

The Governance and Nominating Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

The Governance and Nominating Committee is currently composed of three directors: Mr. Williams (Chair), Dr. Chuang, and Mr. Wei. Following the Annual Meeting, the Governance and Nominating Committee is expected to consist of three directors: Dr. Chuang (Chair), Mr. Baltera, Jr. and Mr. Williams. Each current member of the Governance and Nominating Committee and each expected member of the Governance and Nominating Committee following the Annual Meeting is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards), a non-employee director and free from any relationship that would interfere with the exercise of his or her independent judgment. The Governance and Nominating Committee met one time during the year ended December 31, 2025. The Board has adopted a written Governance and Nominating Committee charter that is available to stockholders on our website at www.palisadebio.com by clicking on “Investors & News”, then clicking “Corporate Governance” then “Governance and Nominating Committee Charter” under “Documents & Charters”. The information on our website is not incorporated by reference into this Proxy Statement or our 2025 Annual Report.

The responsibilities of the Governance and Nominating Committee include, among other things:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;

●	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;

●	considering the need for and, if necessary, developing and instituting plans or programs for the continuing education of the Board; and

●	developing corporate governance principles to be applicable to the Company.

The Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having high personal integrity and ethics. The Governance and Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Governance and Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Governance and Nominating Committee typically considers age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Governance and Nominating Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance and Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair each director’s independence. The Governance and Nominating Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Governance and Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Governance and Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Governance and Nominating Committee meets to discuss and consider the candidate’s qualifications and then selects candidates for recommendation to the Board by majority vote.

The Governance and Nominating Committee will consider director candidates recommended by stockholders. The Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Governance and Nominating Committee at the following address: Palisade Bio, Inc., Attn: Corporate Secretary, 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Submissions must include, among other things, the name and address of the Company stockholder on whose behalf the submission is made; the number of Company shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

We have adopted a formal process for stockholder communications with our independent directors. Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the Board, c/o Corporate Secretary, Palisade Bio, Inc., 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237. These communications will be reviewed by the Secretary of Palisade, who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent directors. All communications directed to the Audit Committee in accordance with our Code of Business Conduct and Ethics policy or reported or on our Ethics Point whistleblower hotline that relate to questionable accounting or auditing matters will be promptly and directly forwarded to the Audit Committee, at the discretion of our compliance officer.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Audit Committee responsibilities also include oversight of cybersecurity risk management. Our Governance and Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Board Chair the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Non-employee Director Compensation Policy

We have a compensation policy that is applicable to each member of our Board who is not also serving as an employee or consultant to the Company (the “Director Compensation Policy”). It was amended in June 2024 and February 2026 with respect to the equity compensation payable to our non-employee directors, as further described below. Pursuant to our Director Compensation Policy, our non-employee directors will receive the following compensation for service on our Board:

Cash Compensation

●	an annual cash retainer of $40,000;

●	an additional annual cash retainer of $35,000 for service as chair of the Board;

●	an additional annual cash retainer of $20,000, $15,000 and $10,000 for service as chair of the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively; and

●	an additional annual cash retainer of $10,000, $7,500 and $5,000 for service as a member of the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively.

Equity Compensation

In June 2024, the Compensation Committee approved a formal equity compensation program for our non-employee directors, pursuant to which they received the following initial and annual equity awards:

●	Initial Equity Award: Each non-employee director joining our Board receives an option grant to purchase such number of shares of the Company’s common stock equal to 200% of the Black-Scholes value used to determine the most recent Annual Grant (as defined below) for non-employee directors, or such other amount as determined by the Compensation Committee at its sole discretion (the “Initial Grant”). The Initial Grant will (i) be issued on the date such director joins the Board, vest in equal quarterly installments over a three- year period of continued service, (iii) have a term of 10 years, and (iv) an exercise price equal to the closing price of the Company’s common stock on the grant date (or the most recent closing price if not a trading day).

●	Annual Equity Award: Following the conclusion of each regular annual meeting of shareholders, each continuing non-employee director receives an option grant to purchase such number of shares of the Company’s common stock as determined by: (i) the Black-Scholes value of the 75th percentile of equity compensation granted to the non-employee directors of the Company’s peer group most recently approved by the Compensation Committee or (ii) such lesser amount as determined by the Compensation Committee at its sole discretion (the “Annual Grant”). The Annual Grant will (i) be issued three days after the Company’s annual meeting of shareholders, (ii) vest fully on the earlier of (A) the one year anniversary of the grant date or (B) the date of the next annual meeting of stockholders, subject to continued service, (iii) have a term of 10 years, and (iv) an exercise price equal to the closing price of the Company’s common stock on the grant date (or the most recent closing price if not a trading day).

In February 2026, the Compensation Committee approved an amended equity compensation program for our non-employee directors, pursuant to which the Company can grant the Initial Grants and Annual Grants in the form of either restricted stock units or options. Under the amended equity compensation program, the Initial Grants vest in three equal annual installments over a three-year period. The Annual Grants vest fully on the earlier of (A) the one year anniversary of the grant date or (B) the date of the next annual meeting of stockholders. In addition, if the non-employee director is providing services to the Company on the effective date of a change of control of the Company, both the Initial Grants and the Annual Grants shall immediately vest in full.

All of the equity awards granted to our non-employee directors are granted pursuant to our 2021 Equity Incentive Plan (“2021 EIP”).

We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Finley does not participate in any of the foregoing director compensation given his service as an executive officer.

Compensation During 2025

The following table sets forth the total compensation of each person who served as a director during the year ended December 31, 2025, other than a director who also served as a named executive officer.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(1)(3) ($)	All Other Compensation ($)	Total ($)
Donald A. Williams	112,500	334,880	—	40,746	488,126
Binxian Wei	55,000	111,504	—	11,895	178,399
Emil Chuang (4)	33,859	111,504	5,178	11,895	162,436
Margery Fischbein (5)	35,000	—	—	—	35,000

(1)	The amounts in this column represent the aggregate grant date fair value of stock awards and option awards granted to the non-employee director in 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 6 of the notes to our audited consolidated financial statements included in our 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which we filed with the SEC on March 20, 2026.

(2)	As of December 31, 2025, our non-employee directors serving on our Board in 2025 held the following restricted stock units: Mr. Williams – 182,000; Mr. Wei – 60,600; and Dr. Chuang – 60,600.

(3)	As of December 31, 2025, our non-employee directors serving on our Board in 2025 held the following options to purchase shares of the Company’s common stock: Mr. Williams – 3,450 options; Mr. Wei – 3,260 options; and Dr. Chuang – 8,000 options.

(4)	Dr. Chuang was appointed to our Board effective July 7, 2025.

(5)	Ms. Fischbein resigned from our Board effective July 2, 2025.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The names of our executive officers and their ages, positions, and biographies as of April 16, 2026 are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Executive Officers
J.D. Finley*	Chief Executive Officer, Chief Financial Officer, Director	68	2021
Mitchell Jones, MD	Chief Medical Officer	48	2023

* See biographical information set forth under “Nominees for Election to the Board of Directors.”

Mitchell Jones, M.D., Ph.D., has served as our Chief Medical Officer since September 2023. Dr. Jones has over 17 years of medical and pharmaceutical experience directing translational and clinical activities for therapeutic product candidates in inflammatory bowel disease, metabolic disease, hepatic infectious disease, and oncology. During his career, Dr. Jones has served in a number of positions related to the strategy and development of novel therapies. From November 2022 until joining the Company, Dr. Jones served as VP, Corporate Development and Strategy for Chemomab, Inc. (Nasdaq: CMMB), a clinical stage biotechnology company focused on fibro-inflammatory diseases. Additionally, from November 2022 to September 2023, Dr. Jones served as a consultant for Novome Biotechnologies, Inc. and xBiome, Inc., both with development programs in inflammatory bowel disease. Additionally, from August 2020 through November 2022, Dr. Jones served as VP, Clinical Discovery and Development for Finch Therapeutics Group, Inc. (Nasdaq: FNCH), a company focused on developing immune modulating therapies including for serious GI infection and inflammatory bowel disease. From May 2015 through July 2020, Dr. Jones served as VP, Translational and Clinical Development for Biora Therapeutics, Inc. (Nasdaq: BIOR), a company focused on the development of targeted and local acting immune modulating therapies for the treatment of inflammatory bowel disease, where he assisted in securing over $100 million in investor capital. Dr. Jones holds a BS in Physiology, a Master of Biomedical Engineering, a Doctor of Medicine, and a Doctor of Biomedical Philosophy, all from McGill University in Canada.

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The Board and Compensation Committee are responsible for reviewing and setting the compensation of our named executive officers (“NEOs”) annually. In setting the base salaries, annual incentive opportunities, and equity incentive awards for our NEOs, the Compensation Committee considers a number of factors, including compensation practices for comparable positions within our peer group, historical compensation levels, internal equity, individual performance, our achievement of corporate objectives, and our desire to motivate our NEOs to achieve short- and long-term results that are aligned with the interests of our stockholders.

Our executive compensation program is designed to encourage our NEOs to achieve our strategic, operational, and clinical objectives while appropriately managing business risks. We seek to provide a competitive total compensation opportunity through a combination of base salary, annual performance-based cash incentives, and long-term equity-based incentives. The Compensation Committee generally targets base salary and total cash compensation at approximately the median of the market, with equity compensation representing a meaningful component of total compensation to promote long-term stockholder value creation.

The Compensation Committee has authority for determining and approving the compensation of our NEOs. At its discretion, the Compensation Committee can make recommendations to the Board regarding the compensation of our NEOs, with the Board approving the final compensation. The Chief Executive Officer is not present during discussions or deliberations regarding his or her own compensation. In setting compensation for other NEOs, the Compensation Committee typically considers input from the Chief Executive Officer regarding performance and responsibilities, while retaining full discretion to determine final compensation outcomes.

The Compensation Committee is authorized to retain an independent third-party compensation consultant to be paid for by the Company. Historically, the Compensation Committee has used its compensation consultant to evaluate and provide advice on our compensation philosophy, the membership of our peer group, the compensation structure and components of executive compensation, benchmarking of target compensation for our NEOs by executive title or level, new hire compensation packages, structure of performance-based compensation and equity awards, equity share usage and dilution, and non-employee director compensation. The Compensation Committee requires that its compensation consultant be independent of management and performs an annual assessment of the compensation consultant’s independence to determine whether the consultant is independent.

Base Salary

Base salary represents the fixed component of NEO compensation and is intended to compensate our NEOs for their day-to-day responsibilities and leadership roles. Base salaries are reviewed periodically and adjusted as appropriate to reflect changes in responsibilities, performance, internal equity, and market conditions.

The base salaries of the Company’s NEOs are intended to reflect the scope of their respective roles and responsibilities and the Company’s philosophy of targeting base salary at approximately the 50th percentile of comparable positions within the Company’s peer group, or such lesser amount as may be determined by the Compensation Committee.

Annual Cash Incentive Compensation

We maintain an annual cash incentive program intended to reward our NEOs for the achievement of key corporate and, where applicable, individual performance objectives. Target annual incentive opportunities are expressed as a percentage of base salary and are set based on market data for comparable roles.

Annual incentive payouts are based on the achievement of corporate performance objectives related to clinical development progress, financial position, and corporate operations and infrastructure.

Following the conclusion of each fiscal year, the Compensation Committee reviews our performance against annual performance goals approved by the Compensation Committee or the Board of Directors, and determines our actual performance, expressed as a percentage of achievement. The Compensation Committee may approve incentive payouts in excess of 100% to recognize our achievement of stretch performance goals or extraordinary performance or achievements.

All annual incentive compensation is discretionary and subject to the Compensation Committee’s approval. NEOs must remain employed by the Company and in good standing on the payment date to be eligible to receive any annual incentive compensation.

Equity Awards

Our equity compensation program is intended to align the interests of our NEOs with those of our stockholders and to motivate our NEOs to contribute to our long-term success. Equity awards represent a significant portion of our NEOs’ compensation and are designed to promote retention and long-term value creation.

We grant stock options and/or restricted stock units to our NEOs pursuant to our equity incentive plans. Equity awards are generally granted annually and vest over multi-year periods, subject to continued service. For our NEOs, equity awards typically vest in equal quarterly installments over a three-year period from the date of grant.

The aggregate grant-date fair value of equity awards for our NEOs is generally intended to be positioned between the 60th and 75th percentiles of equity compensation levels for comparable positions within our peer group, or such lesser amount as may be determined by the Compensation Committee. Grant-date fair value shall be determined in accordance with applicable accounting standards, including ASC 718.

Under the terms of our equity awards and employment agreements, unvested equity awards are subject to accelerated vesting in connection with a change in control if the NEO experiences an involuntary termination without cause within a specified period following the transaction.

Retirement and Other Benefits

We do not maintain a defined benefit pension plan or nonqualified deferred compensation plan for our NEOs. Our NEOs are eligible to participate in the Company’s tax-qualified 401(k) plan on the same basis as other employees, including matching contributions made by the Company.

Our NEOs are also eligible to participate in our employee benefit plans, including medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans, on the same terms as other employees.

Stock Ownership Guidelines

On April 6, 2026, we adopted stock ownership guidelines for our executive officers, including our NEOs, and our non-employee directors. Each of our executive officers and non-employee directors is encouraged to own a significant number of shares of our common stock to better align the executive officer’s or the non-employee director’s interests with the Company’s stockholders.

Our Chief Executive Officer is required to acquire/hold shares of our common stock valued at five times (5x) his or her annual base salary. All other executive officers are required to acquire/hold shares of our common stock valued at one times (1x) his or her base salary. All non-employee directors are required to acquire/hold shares of our common stock valued at three times (3x) his or her annual cash retainer. Executive officers and non-employee directors are expected to meet the ownership standards set forth herein within five years from the later of (i) the date of adoption of the stock ownership guidelines and (ii) the date on which an individual first becomes subject to the stock ownership guidelines as a result of first becoming either an executive officer or non-employee director. Once the guidelines are met, if the stock price decreases or if there is a subsequent increase in annual cash retainer or annual base salary, the executive officer or non-employee director will not be required to acquire additional shares so long as the executive officer or non-employee director continues to hold the same number of shares of common stock required for prior compliance with the stock ownership guidelines, unless the executive officer is promoted to another position that is subject to a different ownership level. In addition to the stock ownership guidelines described above, each executive officer or director who acquires shares of our common stock through the exercise or vesting of equity awards will be required to retain the “net” shares acquired (net of tax impact that the exercise or vesting has on the individual) for at least one (1) year following the date of exercise or vesting, or such earlier time if the individual ceases to be an employee or non-employee director, as applicable.

Named Executive Officers

Our named executive officers for the fiscal year ended December 31, 2025, were as follows:

●	J.D. Finley, our Chief Executive Officer and Chief Financial Officer; and

●	Mitchell Jones, M.D., Ph.D., our President and Chief Medical Officer.

The following table presents all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended December 31, 2025 and 2024.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)		Option Awards(1) ($)		Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
J.D. Finley	2025	575,000	17,736,572		47,385		431,300	-	18,790,257
Chief Executive Officer and Chief Financial Officer	2024	542,000	-	(3)	-	(3)	271,000	-	813,000
Mitchell Jones, M.D., Ph.D.	2025	440,000	14,813,319		29,238		264,000	-	15,546,557
President and Chief Medical Officer	2024	415,000	-	(3)	-	(3)	166,000	-	581,000

(1)	In accordance with SEC rules, reflects the aggregate grant date fair value of stock awards, phantom units, and option awards granted to our named executive officers in the applicable fiscal years, as determined in accordance with the provisions of FASB ASC Topic 718. See Note 6 of the notes to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2025 with respect to grants in 2024. The amounts reported for Mr. Finley and Dr. Jones in the “Stock Awards” column for 2025 include phantom unit awards with grant date fair values of $204,615 and $182,850, respectively, that were granted and subsequently forfeited during 2025. The full grant date fair value of these awards is reported in accordance with SEC requirements; however, neither Mr. Finley nor Dr. Jones realized any value with respect to these phantom unit awards.

(2)	The amounts in this column reflect annual cash bonuses paid with respect to the applicable fiscal year, based on corporate and individual performance.

(3)	The restricted stock unit (“RSU”) and option awards granted to each named executive officer in November 2023 were intended to provide retention and compensation for service in 2024; however, because the grants were approved in November 2023, no amounts are disclosed for 2024 RSU or option awards for the named executive officers.

Compensation Program Overview

Our compensation program for executive officers is designed to encourage our management team to continually achieve our short-term and long-term corporate objectives while effectively managing business risks and challenges. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, an annual performance-based bonus and long-term equity-based incentives.

The Compensation Committee shall review, determine and approve (or, if it deems appropriate, recommend to our Board for determination and approval, except as provided below), at their discretion, in light of relevant performance goals and objectives, taking into account such other items as the Compensation Committee deems relevant.

Base Salary

The base salaries of our named executive officers are reviewed from time to time and adjusted when our Board or compensation committee determines an adjustment is appropriate. The base salaries of Mr. Finley and Dr. Jones were $575,000 per annum and $440,000 per annum, respectively, in 2025. Mr. Finley’s base salary in 2024 was $542,000 per annum and Dr. Jones’ base salary in 2024 was $415,000 per annum.

Bonus Opportunity

Our named executive officers are eligible to be considered for an annual discretionary cash incentive bonus of up to a percentage of their respective base salary, based on achievement of individual and/or corporate performance targets, metrics and/or objectives to be determined and approved by our Board or the Compensation Committee, including pursuant to an annual incentive plan or similar plan adopted by our Board, if any. Any such bonus would be paid after the close of the fiscal year and after determination by our Board or the Compensation Committee. All annual incentive compensation is discretionary and not guaranteed and, in addition to the other conditions for earning such compensation, each officer must remain an employee in good standing of the Company on the annual incentive compensation payment date in order to be eligible for any annual incentive compensation. Our Board (or the Compensation Committee thereof) may review an executive officer’s annual performance bonus amount for adjustment from time to time. The 2025 annual discretionary cash incentive bonus targets were 50% of base salary for Mr. Finley and 40% of base salary for Dr. Jones.

For 2025, the annual cash incentive bonuses paid to Mr. Finley and Dr. Jones were calculated based on achievement of 150% of the corporate performance targets for the year multiplied by their respective bonus target percentages at the time. The corporate performance targets related to clinical and medical development, financial position, and corporate operations and infrastructure during 2025.

Equity Compensation

We offer stock options and RSUs to our employees, including our named executive officers, as the long-term equity-based incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Our Board or the Compensation Committee determines the fair market value of our common stock based on the closing price of our common stock. Generally, our stock options and RSUs granted to our named executive officers vest in equal amounts on a quarterly basis over three years from the date of grant, subject to continuous service.

The grants to our current named executive officers also provide for accelerated vesting of all unvested option shares and time-based RSUs in the event we undergo a change in control and the named executive officer is subject to an involuntary termination without cause or for good reason within 3 months prior to or 12 months thereafter and, in the case of Mr. Finley, upon any other involuntary termination without cause or for good reason.

Previously, we granted to Mr. Finley market-based PSUs, which vest (a) 50% when the volume weighted average price of the Company’s common stock over 20 consecutive trading days is $48.00 or greater, and (b) 50% when such volume weighted average price of the Company’s common stock over 20 consecutive trading days is $63.75 or greater. The market-based PSUs remain unvested.

For additional information regarding the equity awards currently held by our named executive officers, please see below under “Outstanding Equity Awards at Fiscal Year-End.”

Clawback Policy

Effective October 2023, we adopted a clawback policy (the “Clawback Policy”), that is administered by our Compensation Committee. Pursuant to the Clawback Policy, our current and former executive officers are required to reimburse us in the event that any Incentive Compensation (as defined in the Clawback Policy) is awarded to such executive and is determined to be awarded in error subsequent to an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws. Notwithstanding, we have not historically granted Incentive Compensation based on financial metrics that would be subject to a restatement. A copy of the Clawback Policy is included as Exhibit 97.1 to our Annual Report.

Agreements with Our Named Executive Officers

We are party to (i) an amended and restated employment agreement with Mr. Finley, our Chief Executive Officer and Chief Financial Officer and (ii) an amended and restated employment agreement with Mitchell Jones, M.D., Ph.D., our Chief Medical Officer.

Descriptions of each of the foregoing employment agreements are described below.

Finley Employment Agreement

Mr. Finley currently serves as our Chief Executive Officer and Chief Financial Officer pursuant to an Amended and Restated Executive Employment Agreement dated September 4, 2025 (the “Amended Finley Employment Agreement”). Under the Finley Employment Agreement, Mr. Finley is entitled to an annual base salary of $575,000, with an annual target cash bonus of 50% of his base salary.

The Amended Finley Employment Agreement provides that if we terminate Mr. Finley without “Cause” or if Mr. Finley resigns for “Good Reason”, each as defined in the Amended Finley Employment Agreement, except during the Change in Control Period (as defined below), Mr. Finley will be entitled to receive the following, subject to Mr. Finley signing and not revoking a general release of claims against us: (i) salary continuation and COBRA reimbursement for 12 months each; (ii) payment of any earned but unpaid annual bonus for a completed year preceding the date of termination; and (iii) full vesting acceleration of equity grants subject solely to time based vesting.

In the event that we terminate Mr. Finley without “Cause” or if Mr. Finley resigns for “Good Reason” during the period beginning three months before and ending 12 months after a “Change in Control”, as defined in the Amended Finley Employment Agreement (such period, the “Change in Control Period”), Mr. Finley will be entitled to receive the following, subject to Mr. Finley signing and not revoking a general release of claims against us: (i) a lump-sum cash payment equal to 24 months of his then-current base salary plus two times his then-current target annual bonus and COBRA reimbursement for 24 months; (ii) payment of any earned but unpaid annual bonus for a completed year preceding the date of termination; and (iii) full vesting acceleration of equity grants subject solely to time based vesting, with vested stock options remaining exercisable for the later of 90 days following his termination or 90 days following the Change in Control, but in no event beyond the original option term.

Jones Employment Agreement

Dr. Jones currently serves as our Chief Medical Officer pursuant to an Amended and Restated Executive Employment Agreement effective as of September 4, 2025 (the “Amended Jones Employment Agreement”). Under the Amended Jones Employment Agreement, Dr. Jones is entitled to an annual base salary of $440,000, with an annual target cash bonus of 40% of his base salary.

The Amended Jones Employment Agreement provides that if we terminate Dr. Jones without “Cause” or if Dr. Jones resigns for “Good Reason”, each as defined in the Amended Jones Employment Agreement, except during the Change in Control Period (as defined below), Dr. Jones will be entitled to receive the following, subject to Dr. Jones signing and not revoking a general release of claims against us: (i) salary continuation and COBRA reimbursement for 12 months; and (ii) payment of any earned but unpaid annual bonus for a completed year preceding the date of termination.

In the event that we terminate Dr. Jones without “Cause” or if Dr. Jones resigns for “Good Reason” during the period beginning three months before and ending 12 months after a “Change in Control”, as defined in the Amended Jones Employment Agreement (such period, the “Change in Control Period”), Dr. Jones will be entitled to receive the following, subject to Dr. Jones signing and not revoking a general release of claims against us: (i) a lump-sum cash payment equal to 24 months of his then-current base salary plus two times his then-current target annual bonus and COBRA reimbursement for 24 months; (ii) payment of any earned but unpaid annual bonus for a completed year preceding the date of termination; and (iii) full vesting acceleration of equity grants subject solely to time based vesting, with vested stock options remaining exercisable for the later of 90 days following his termination or 90 days following the Change in Control, but in no event beyond the original option term.

Perquisites, Health, Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. Current named executive officers are eligible to participate in our defined contribution 401(k) plan, on the same basis as all of our other employees, under which they may make voluntary contributions as a percentage of compensation. No matching contributions have been made by us since the adoption of the 401(k) plan.

Pay Versus Performance

The Compensation Committee approves and administers our executive compensation program, which it designs to attract, incentivize, reward, and retain our executive officers. Our program aligns executive pay with stockholder interests and links pay to performance through a blend of short-term and long-term performance measures.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our named executive officers and certain aspects of our financial performance.

Pay-Versus-Performance Table

Pay Versus Performance
Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid for PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid for Non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Total Shareholder Return[5]	Net Income or Loss[6]
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$18,790,258	$22,746,084	$15,546,557	$18,820,755	$3	$-16,781,000
2024	$813,000	$691,605	$581,000	$525,409	$2	$-14,438,000
2023	$1,277,100	$1,048,872	$328,723	$317,500	$11	$-12,300,000

1	The dollar amounts reported in column (b) represent the amounts of total compensation reported for J.D. Finley (our “ PEO”) for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year. Please refer to “Executive Compensation – Summary Compensation Table.”

2	The dollar amounts reported in column (c) represent the amounts of “compensation actually paid” J.D. Finley, as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual amounts of compensation earned or received by or paid to our PEO during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to J.D. Finley’s total compensation for 2025 to determine the “compensation actually paid” to them for such fiscal year:

	PEO - J.D. Finley

	Summary Compensation Table - Total Compensation	(a)	$18,790,258
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	$17,783,958
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	$21,729,022
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	$1,456
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	$10,914
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	$-1,608
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	$0
=	Compensation Actually Paid		$22,746,084

(a)	The reported total compensation reflects the “Total” compensation as reported in the Summary Compensation Table for each covered fiscal year.
(b)	The reported grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year. These equity award values are adjusted for each covered fiscal year by the addition (or subtraction, as applicable) as described in footnotes (c), (d), (e), (f), and (g).
(c)	The year-end fair value of all equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(d)	The amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(e)	For equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date;
(f)	For equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

(g)	For equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year.

Equity Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. The valuation assumptions used to calculate the fair values of the stock options held by J.D. Finley that vested during or were outstanding as of the end of each covered fiscal year materially differed from those valuation assumptions disclosed at the time of grant in the following respects: the expected term assumptions varied from 2.19 years to 8.28 years, the stock price volatility assumptions varied from 100.32% to 190.17% and the risk-free interest rate assumption varied from 3.45% to 4.47%, depending on the specific stock option the fair value of which was being recalculated.

3	The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our NEOs as a group, for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year. The names of each NEO included for purposes of calculating the average amounts of total compensation in each covered fiscal year are as follows:

●	For 2025, the average “compensation actually paid” comprised the compensation of M. Jones; for 2024, the average “compensation actually paid” comprised the compensation of M. Jones; for 2023, the average “compensation actually paid” comprised the compensation of R. McRae and M. Jones

4	The dollar amounts reported in column (e) represent the average amount of “executive compensation actually paid” to our NEOs as a group (as defined above), as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual average amount of compensation earned or received by or paid to our NEOs as a group (as defined above) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for each fiscal year to determine the “compensation actually paid” for such fiscal year, using the same methodology described above in Note 4(b) below:

	NEO Average
			2025
	Summary Compensation Table - Total Compensation	(a)	$15,546,557
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	$14,842,557
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	$18,110,169
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	$878
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	$6,734
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	$-1,026
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	$0
=	Compensation Actually Paid		$18,820,755

(a)	The reported total compensation reflects the “Total” compensation as reported in the Summary Compensation Table for each covered fiscal year.

(b)	The reported grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year. These equity award values are adjusted for each covered fiscal year by the addition (or subtraction, as applicable) as described in footnotes (c), (d), (e), (f), and (g).
(c)	The year-end fair value of all equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(d)	The amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
(e)	For equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date;
(f)	For equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(g)	For equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year.

5	Cumulative total stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2022) by our share price at the beginning of the measurement period.

6	The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year.

Compensation Actually Paid and Company TSR

The following graph presents the alignment between the amount of compensation actually paid to our principal executive officer or PEO, and the average amount of compensation actually paid to our other NEOs as a group with our TSR over the period presented in the Pay-Versus-Performance Table.

Compensation Actually Paid and Net Income

The following graph presents the alignment between the amount of compensation actually paid to J.D. Finley, and the average amount of compensation actually paid to our other NEOs as a group with our Net Income over the period presented in the Pay-Versus-Performance Table.

Outstanding Equity Awards at Fiscal Year-End

			Option Awards (1)					Stock Awards (2)
Name	Award Type (3)	Grant Date	Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options - unexercisable (4)	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price (5)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested (6)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (6)
			(#)	(#)	(#)	($)		(#)	($)	(#)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
J.D. Finley	ISO	11/10/2017	38	-		$1,740.00	11/10/2027
	ISO	11/18/2021	113	-		$1,740.00	11/18/2031
	ISO	11/21/2023	-	1,000		$8.85	11/21/2033
	ISO	3/22/2019	4	-		$1,740.00	3/22/2029
	ISO	2/17/2022	7	-		$715.65	2/17/2032
	ISO	6/11/2023	2,678	1,650		$24.00	6/11/2033
	ISO	2/6/2023	1,271	317		$36.00	2/6/2033
	ISO	3/22/2019	2	-		$1,740.00	3/22/2029
	ISO	2/19/2020	7	-		$1,740.00	2/19/2030
	ISO	2/11/2025	-	35,250		$1.13	2/11/2035
	NQ	3/22/2019	25	-		$1,740.00	3/22/2029
	NQ	3/22/2019	12	-		$1,740.00	3/22/2029
	NQ	4/27/2021	43	-		$1,740.00	4/27/2031
	NQ	11/18/2021	123	-		$1,740.00	11/18/2031
	NQ	2/6/2023	2,224	-		$36.00	2/6/2033
	NQ	6/11/2023	5,571	-		$24.00	6/11/2033
	NQ	3/22/2019	3	-		$1,740.00	3/22/2029
	NQ	11/10/2017	31	-		$1,740.00	11/10/2027
	NQ	2/19/2020	3	-		$1,740.00	2/19/2030
	NQ	11/21/2023	2,000	-		$8.85	11/21/2033
	NQ	3/22/2019	17	-		$1,740.00	3/22/2029
	NQ	2/17/2022	79	-		$715.65	2/17/2032
	NQ	2/11/2025	11,750	-		$1.13	2/11/2035
	RSU	2/11/2025						40,000	$94,000
	RSU	10/6/2025						9,179,400	$215,71590
	PRSU	2/6/2023								1,083	(7)	$2,545	(7)
Mitchell Jones M.D., Ph.D.	ISO	11/21/2023	1,473	737		$8.85	11/21/2033
	ISO	2/11/2025	7,250	21,750		$1.13	2/11/2035
	NQ	9/5/2023	2,083	2,917		$10.35	9/5/2033
	RSU	2/11/2025						24,000	$56,400
	RSU	10/6/2025						7,665,800	$18,014,630

(1)	Option awards were granted under the 2013 Equity Incentive Plan (“2013 Plan”), the 2021 EIP and the 2021 Inducement Plan (the “2021 Inducement Plan”).

(2)	Stock awards were granted under the 2021 EIP and the 2021 Inducement Plan.

(3)	The acronym ISO refers to Incentive Stock Options, NQ refers to non-statutory stock options, PRSU to Performance Restricted Stock Units, and RSU to Restricted Stock Units.

(4)	Options vest in equal proportions each quarter over three years of continuous service, generally from the date of grant.

(5)	All of the option awards granted under the 2013 Plan were granted with a per share exercise price equal to fair market value of one share of LBS common stock on the date of grant, as determined in good faith by the Board. All of the option awards granted under the 2021 EIP and the 2021 Inducement Plan were granted with a per share exercise price equal to the closing price of our common stock on the grant date.

(6)	The values shown are based on $2.35 per share, which was the closing price of our common stock on December 31, 2025, the last day of our most recent fiscal year.

(7)	Performance restricted stock units vest (a) 50% when the volume weighted average price of our common stock over 20 consecutive trading days is $48.00, and (b) 50% when such volume weighted average price of our common stock over 20 consecutive trading days is $63.75, subject to the named executive’s continuous service. In accordance with SEC rules, the number of performance restricted stock units in column (k) and the value of those PRSUs in column (l) reflects threshold performance assuming the volume weighted average price of our common stock achieves the $48.00 requirement over 20 consecutive trading days.

Equity Benefit Plans

The principal features of our equity plans are summarized below.

2021 Equity Incentive Plan

Our Board and stockholders approved the 2021 EIP, which became effective in April 2021. On June 8, 2023, our stockholders approved amendments to the 2021 EIP increasing the numbers of shares of common stock issuable under the plan and increasing the annual evergreen share amount. The number of shares of common stock reserved for issuance under the 2021 EIP will automatically increase on January 1 of each calendar year, starting on January 1, 2022 through January 1, 3031, in an amount equal to the lesser of (1) 7.5% of the total number of shares of our common stock outstanding on December 31 of the preceding year, or (2) a lesser number of shares of our common stock determined by the Board prior to the date of the increase. As of December 31, 2025, there were no shares available for future issuance under the 2021 EIP and there were an aggregate of 25,003,707 outstanding awards issued under the 2021 EIP.

Our 2021 EIP provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates. Our compensation committee has the authority, concurrent with our Board, to administer our 2021 EIP. The Board may also delegate to one or more of our officers certain authority under the terms of the 2021 EIP.

Stock options under the 2021 EIP are generally granted with an exercise price equal to the fair market value of our common stock on the date of grant. Options granted under the 2021 EIP vest at the rate specified in the stock option agreement as determined by the plan administrator. Options may have a term up to a maximum of 10 years. Unless the terms of an optionee’s stock option agreement provides otherwise, if an optionee’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionee may generally exercise any vested options for a period of three months following the cessation of service. If an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionee dies within a certain period following cessation of service, the optionee or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual. In no event may an option be exercised beyond the expiration of its term.

Our 2021 EIP provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards:

●	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the stock award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the stock award, without the approval of stockholders but with the consent of any materially adversely affected participant, in exchange for other awards, cash, or other consideration, if any, as determined by our Board; or

●	make a payment, in the form determined by our Board, equal to the excess, if any, of (i) the per share amount payable to holders of our common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Under the 2021 EIP, a corporate transaction is generally the consummation of: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (ii) a merger or consolidation where we do not survive the transaction; or (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction. In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, our Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

On April 13, 2026, the Compensation Committee recommended that the Board approve the A&R 2021 Equity Incentive Plan and on April 14, 2026 the Board approved the A&R 2021 Equity Incentive Plan and the inclusion of such A&R 2021 Equity Incentive Plan in this Proxy Statement. If stockholders approve the A&R 2021 Equity Incentive Plan, then the A&R 2021 Equity Incentive Plan will become effective upon such approval. The terms of the A&R 2021 Equity Incentive Plan are set forth under “Proposal Four—Approval of the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan”.

2021 Employee Stock Purchase Plan

Additional long-term equity incentives are provided through the ESPP. On June 8, 2023 our stockholders approved amendments to the ESPP increasing the number of shares of common stock authorized under the ESPP and increasing the annual evergreen share amount. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Our compensation committee has the authority, concurrent with our Board, to administer the ESPP. Under the ESPP, all of our regular employees (including our named executive officers during their employment with us) may participate and may contribute, normally through payroll deductions, The ESPP permits eligible employees (including our named executive officers) while employed by the Company to purchase common stock through payroll deductions, which may not exceed $25,000 in a calendar year or 5,000 shares of the Company’s shares of common stock each offering period, as defined in the ESPP, at a price equal to 85% of the fair value of the Company’s common stock at the beginning or end of the offering period, whichever is lower. The number of shares of common stock reserved for issuance under the ESPP will automatically increase on January 1 of each calendar year, starting on January 1, 2022 through January 1, 3031, in an amount equal to the lesser of (1) 2.5% of the total number of shares of our common stock outstanding on December 31 of the preceding year, (2) 28,909 shares of our common stock, or (3) such lesser number of shares of our common stock as the Board may designate prior to the date of increase. As of December 31, 2025, 21,464 shares of our common stock were authorized for future grants under the ESPP, which excludes the subsequent evergreen share increase that occurred on January 1, 2026. As of December 31, 2025, there have been 31,032 shares of our common stock issued under the 2021 ESPP.

On April 6, 2026, (i) the Compensation Committee recommended that the Board approve the A&R ESPP and (ii) the Board approved the A&R ESPP and the inclusion of such A&R ESPP in this Proxy Statement. If stockholders approve the A&R ESPP, then the A&R ESPP will become effective upon such approval. The terms of the A&R ESPP are set forth under “Proposal Five—Approval of the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan”.

2021 Inducement Plan

Our Board adopted the 2021 Inducement Plan in November 2021. The 2021 Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c) of the Nasdaq Listing Rules (the “Nasdaq Listing Rules”). On August 7, 2023, our Board amended the 2021 Inducement Plan to increase the number of common shares authorized under the plan from 1,000 to 66,666. The 2021 Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other forms of stock awards.

Stock awards granted under our 2021 Inducement Plan may only be made to individuals who did not previously serve as employees or non-employee directors of the Company or an affiliate of the Company (or following such individuals’ bona fide period of non-employment with the Company or an affiliate of the Company), as an inducement material to the individuals’ entering into employment with the Company or an affiliate of the Company or in a manner otherwise permitted by Rule 5635(c) of the Nasdaq Listing Rules. In addition, stock awards must be approved by either a majority of our “independent directors” (as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) or the Compensation Committee, provided such committee comprises solely independent directors. The terms of the 2021 Inducement Plan are otherwise substantially similar to our 2021 EIP (including with respect to the treatment of stock awards upon corporate transactions involving us or certain changes in our capitalization), except stock awards granted under the 2021 Inducement Plan may not be repriced without stockholder approval.

The maximum number of shares of our common stock that may be issued under the 2021 Inducement Plan is 66,666 shares. Shares subject to stock awards granted under the 2021 Inducement Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the 2021 Inducement Plan. Additionally, shares become available for future grant under the 2021 Inducement Plan if they were issued under stock awards granted under the 2021 Inducement Plan and we repurchase or reacquire them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award. As of December 31, 2025, there were 50,341 shares of our common stock authorized and available for issuance as equity-based awards under the 2021 Inducement Plan and there were an aggregate of 12,679 outstanding awards issued under the 2021 Inducement Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2025. For the description of these plans, please see “Executive Compensation—Equity Benefit Plans.”

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price for Outstanding Options and Rights (b) ($)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders
2021 EIP (1)	25,003,707	12.26	—
2013 Plan (2)	426	15,131.97	—
ESPP (3)	—	—	21,464
Equity compensation plans not approved by security holders
Palisade 2021 Inducement Plan (4)	12,679	11.72	50,341
Total	25,016,812	50.73	71,805

(1)	On January 1 of each calendar year, the number of shares of common stock authorized under the 2021 Equity Incentive Plan increases by an amount equal to (i) 7.5% of the total number of shares of common stock outstanding on December 31 of the preceding year, or (ii) a lesser number of shares of common stock determined by our Board prior to the date of the increase.

(2)	Although certain awards under the plan are outstanding, no additional grants will be made pursuant to the 2013 Plan.

(3)	On January 1 of each calendar year, the number of shares of common stock authorized under the ESPP increases by (i) 2.5% of the total number of shares of our common stock outstanding on December 31 of the preceding year, (ii) 28,909 shares of common stock, or (3) such lesser number of shares of common stock as our Board may designate prior to the date of increase.

(4)	The 2021 Inducement Plan is a non-shareholder approved plan which was adopted by our Board on November 18, 2021 and amended on August 7, 2023. It is intended to satisfy the requirements of Nasdaq Listing Rule 5635(c)(4) or any successor thereto. Nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards and other forms of awards valued on common stock may be granted under the 2021 Plan to new employees of the Company. The maximum number of shares of common stock that may be granted under the 2021 Inducement Plan is 66,000 shares of common stock. All option grants made pursuant to the 2021 Inducement Plan must have an exercise price per share of no less than 100% of the fair market value per share of our common stock on the grant date. Our Board may impose vesting conditions on each option or other equity incentive award granted pursuant to the 2021 Inducement Plan. Awards under the 2021 Plan that are forfeited, redeemed or repurchased by the Company generally are returned to the pool of shares of common stock available for issuance under the 2021 Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock as of March 20, 2026 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	each of our directors and director nominees;

●	each of our named executive officers; and

●	all of our current executive officers and directors as a group.

The information in the following table is calculated based on 165,884,817 shares of our common stock outstanding as of March 20, 2026. Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date, including upon the exercise of common stock purchase options or warrants or the conversion of preferred stock.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders
RA Capital Management, L.P.(2)	17,620,479	9.99%
Perceptive Advisors LLC (3)	17,073,767	9.99%
Janus Henderson Investors US LLC (4)	17,291,849	9.99%
Commodore Capital LP (5)	14,518,157	8.49%
Point72 Capital Advisors, Inc. (6)	10,495,252	6.33%
Octagon Capital Advisors LP (7)	9,567,898	5.77%
Franklin Resources, Inc. (8)	9,163,990	5.52%
Directors, Director Nominees and Named Executive Officers
Donald Williams (9)	17,178	*
Binxian Wei (10)	4,115	*
Emil Chuang, M.B, B.S. FRACP (11)	2,000	*
Robert F. Baltera, Jr.	—	—
J.D. Finley (12)	62,766	*
Mitchell Jones, M.D., Ph.D. (13)	31,170	*
All directors and executive officers as a group (5 persons) (14)	117,229	*

* Represents less than 1% of the outstanding shares of voting common stock.

(1)	Except as otherwise indicated in the footnotes to this table, this table is based upon our records, information supplied by officers, directors, director nominees and principal stockholders and Schedules 13D and 13G, and Forms 4, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Shares of our common stock underlying options, warrants, restricted stock units, and convertible securities that are currently exercisable or exercisable within 60 days of March 20, 2026 are deemed to be outstanding for the purpose of computing the number of shares held and the percent of total ownership of the person holding those options, warrants, restricted stock units, or convertible securities, but are not treated as outstanding for the purpose of computing the percent of total ownership of any other person. Applicable percentages are based on 165,884,817 shares of common stock outstanding on March 20, 2026, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of the beneficial owner is c/o Palisade Bio, Inc. 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237.

(2)	Based on Amendment No. 1 to Schedule 13G filed by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky, Rajeev Shah and RA Capital Healthcare Fund, L.P. (the “RA Fund”) on February 17, 2026. The RA Fund directly holds (i) 7,124,116 shares of common stock and (ii) pre-funded warrants exercisable for up to 16,614,285 shares of common stock. The pre-funded warrants contain a provision (the “Beneficial Ownership Blocker”), which precludes the exercise of the pre-funded warrants to the extent that, following exercise, the holder, together with its affiliates and other attribution parties, would own more than 9.99% of the common stock outstanding. The RA Fund is currently prohibited from exercising a portion of the pre-funded warrants to the extent that such exercise would result in beneficial ownership of more than 17,620,479 shares of common stock. RA Capital Healthcare Fund GP, LLC is the general partner of the RA Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the RA Fund and may be deemed a beneficial owner of any securities of the Company held by the RA Fund. The RA Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the RA Fund’s portfolio, including the shares of the Company’s Common Stock reported herein. Because the RA Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the RA Fund disclaims beneficial ownership of the securities it holds. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners of any securities of the Company beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities reported herein. The address of the principal business office of each of RA Capital, Peter Kolchinsky, Rajeev Shah and the RA Fund is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston MA 02116

(3)	Based on Amendment No. 1 to Schedule 13G filed by Perceptive Advisors LLC (“Perceptive Advisors”), Joseph Edelman and Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”) on February 17, 2026. Neither Perceptive Advisors nor Mr. Edelman directly holds any shares of common stock or any pre-funded warrants. The Master Fund directly holds 12,050,000 shares of common stock and pre-funded warrants immediately exercisable for 5,185,714 shares of common stock at an exercise price of $0.0001 per share, subject to the Beneficial Ownership Blocker. The Beneficial Ownership Blocker permits the exercise of Pre-Funded Warrants for an aggregate of not more than 5,023,767 shares of common stock. Perceptive Advisors serves as the investment manager to the Master Fund. Mr. Edelman is the managing member of Perceptive Advisors. The address for each of Perceptive Advisors, Mr. Edelman and the Master Fund is 51 Astor Place, 10th Floor New York, NY 10003.

(4)	Based on our records and a Schedule 13G filed by Janus Henderson Group plc and Janus Henderson Biotech Innovation Master Fund Ltd. on December 8, 2025. Janus Henderson Investors US LLC may be deemed to be the beneficial owner of 17,291,849 shares, inclusive of certain pre-funded and/or common warrants (the “JHIUS Warrants”). The JHIUS Warrants are only exercisable within 60 days to the extent that, after giving effect to such exercise, the holders thereof and their affiliated persons would not beneficially own more than 9.99% of the outstanding common stock. Due to current common stock ownership levels, an additional 2,978,948 pre-funded are therefore not reflected in the figures reported herein. The address for each of Janus Henderson Group plc and Janus Henderson Biotech Innovation Master Fund Ltd. is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(5)	Based on a Schedule 13G filed by Commodore Capital LP, Commodore Capital Master LP, Robert Egen Atkinson and Michael Kramarz on October 8, 2025. Commodore Capital LP (the “Commodore Firm”) is the investment manager to Commodore Capital Master LP. As of October 1, 2025, the Commodore Firm may be deemed to beneficially own an aggregate of 14,518,157 shares of common stock, consisting of (i) 9,332,443 shares of Common Stock, and (ii) 5,185,714 shares of common stock underlying a pre-funded warrant. The Commodore Firm, as the investment manager to Commodore Master, may be deemed to beneficially own these securities. Michael Kramarz and Robert Egen Atkinson are the managing partners of the Commodore Firm and exercise investment discretion with respect to these securities. The address for Commodore Capital LP, Robert Egen Atkinson, and Michael Kramarz is 444 Madison Avenue, Floor 35, New York, NY 10022. The address for Commodore Capital Master LP is c/o Maples Corporate Services Limited, Ugland House, South Church Street, PO Box 309, Grand Cayman KY1-1104, Cayman Islands.

(6)	Based on Amendment No. 1 to Schedule 13G filed by Point72 Asset Management, L.P. (“Point72 Asset Management”), Point72 Capital Advisors, Inc. (“Point72 Capital Advisors”) and Steven A. Cohen on February 17, 2026. Point72 Asset Management, Point72 Capital Advisors, and Mr. Cohen own directly no securities. Pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the securities held by Point72 Associates, LLC, an investment fund it manages. Point72 Capital Advisors is the general partner of Point72 Asset Management. Mr. Cohen controls each of Point72 Asset Management and Point72 Capital Advisors. The address of the principal business office of Point72 Asset Management, Point72 Capital Advisors, and Mr. Cohen is 72 Cummings Point Road, Stamford, CT 06902.

(7)	Based on a Schedule 13G filed by Octagon Capital Advisors LP (“Octagon”), Octagon Investments Master Fund LP (the “Octagon Master Fund”) and Ting Jia on February 10, 2026. Octagon is the investment advisor to the Octagon Master Fund and other accounts. Dr. Jia is the control person of Octagon. The Octagon Master Fund holds the shares of common stock for the benefit of its investors. The Octagon Master Fund and Octagon, for the benefit of its investors, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of common stock. The address of the business office of each of Octagon, the Octagon Master Fund and Dr. Jia is 654 Madison Avenue, 21st Floor, New York, NY 10065.

(8)	Based on a Schedule 13G filed by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. on January 29, 2026. The clients of the one or more open or closed end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc., including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or power to direct the receipt of dividends from, and the proceeds from the sale of, the securities reported herein. The address for each of Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. is One Franklin Parkway San Mateo, CA 94403-1906.

(9)	Includes 13,728 shares of common stock held by Mr. Williams and 3,450 shares of common stock underlying stock options held by Mr. Williams.

(10)	Includes 855 shares of common stock held by Mr. Wei and 3,260 shares of common stock underlying stock options held by Mr. Wei.

(11)	Includes 2,000 shares of common stock underlying options held by Dr. Chuang.

(12)	Consists of (i)(a) 27,353 shares of common stock held by Mr. Finley; (b) 134 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants held by Mr. Finley; (c) 35,226 shares of common stock underlying options held by Mr. Finley, (ii)(a) 51 shares of common stock held by FCW Investments, LLC; and (b) 2 shares of common stock underlying warrants held by FCW Investments, LLC. The address for FCW Investments LLC is 19 Cherrymoor Dr, Englewood, CO 80113.

(13)	Includes 13,263 shares of common stock held by Dr. Jones and options to purchase 17,907 shares of common stock held by Dr. Jones which may vest within 60 days.

(14)	Includes the securities described in footnotes (9)-(13) above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Party Transactions Procedures

In 2021, the Company adopted a written Related-Person Transactions Policy that sets forth its policies and procedures regarding the identification, review, consideration and approval or ratification of “related persons transactions.” For purposes of its policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceed the lesser of (a) $120,000 or (b) 1% of the average of the Company’s total assets for the fiscal years ended December 31, 2025 and December 31, 2024. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any of the Company’s executive officers, directors or director nominees, or more than 5% stockholder, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons; the benefits to us of the transaction; and whether any alternative transactions were available. To identify related-person transactions in advance, we rely on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

Certain Related Party Transactions

Other than compensation arrangements for the Company’s directors and executive officers, and except as set forth below, there were no transactions since January 1, 2024 to which the Company was a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of the average of the Company’s total assets for the fiscal years ended December 31, 2025 and December 31, 2024; and

●	any of the Company’s directors or director nominees, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

The proposed or undertaken transactions are:

●	Pursuant to a registered offering in December 2024, the Company sold an aggregate of 158,000 Class A Units and 3,120,688 Class B Units to Armistice Capital LLC, a then holder of greater than 5% of the Company’s outstanding common stock, for $1.525 per Class A Unit and $1.525 per Class B Unit, except that the purchase price of each Class B Unit was reduced by $0.0001, which is representative of the exercise price of each prefunded warrant, for an aggregate purchase price of $4,999,687.13. Each Class A Unit consisted of (i) one (1) share of common stock and (ii) one (1) common warrant and each Class B Unit consisted of (i) one (1) prefunded warrant and (ii) one (1) common warrant. Each prefunded warrant was initially exercisable for one share of our common stock at an exercise price of $0.0001 per share. The prefunded warrants were exercisable immediately.

●	Pursuant to the Financing, the Company issued and sold 113,240,564 shares of common stock at a public offering price of $0.70 per share, and pre-funded warrants to purchase up to 83,914,280 shares of the Company’s common stock at a public offering price of $0.6999 per pre-funded warrant for net proceeds, including the full exercise of the underwriter’s over-allotment option, of approximately $127.6 million, consisting of gross cash proceeds of $138.0 million less cash equity issuance costs of approximately $10.4 million. The Financing included the issuance and sale of:

(a)	approximately $18.0 million worth of shares of common stock and prefunded warrants to RA Capital Management, L.P. and/or its affiliates, which, together with its affiliates, became a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(b)	approximately $10.0 million worth of shares of common stock and prefunded warrants to Perceptive Advisors LLC and/or its affiliates, which, together with its affiliates, became a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(c)	approximately $13.5 million worth of shares of common stock and prefunded warrants to Janus Henderson Investors US LLC and/or its affiliates, which, together with its affiliates, became a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(d)	approximately $10.0 million worth of shares of common stock and prefunded warrants to Commodore Capital LP and/or its affiliates, which, together with its affiliates, became a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(e)	approximately $6.0 million worth of shares of common stock to Octagon Capital Advisors LP and/or its affiliates, which, together with its affiliates, became a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(f)	approximately $6.0 million worth of shares of common stock and prefunded warrants to Franklin Resources, Inc. and/or its affiliates, which, together with its affiliates, became a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(g)	approximately $9.0 million worth of shares of common stock and prefunded warrants to Deep Track Capital LP and/or its affiliates, which, together with its affiliates, became, but is no longer, a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing;

(h)	approximately $15.0 million worth of shares of common stock and prefunded warrants to Columbia Management Investment Advisers, LLC and/or its affiliates, which, together with its affiliates, became, but is no longer, a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing; and

(i)	approximately $5.0 million worth of shares of common stock to Squadron Capital Management, LLC and/or its affiliates, which, together with its affiliates, became, but is no longer, a holder of greater than 5% of the Company’s outstanding common stock as a result of the Financing.

Each prefunded warrant is initially exercisable for one share of the Company’s common stock at an exercise price of $0.0001 per share. The prefunded warrants were exercisable immediately, subject to a beneficial ownership limitation, which precludes the exercise of the pre-funded warrants to the extent that, following exercise, the holder, together with its affiliates and other attribution parties, would own more than 4.99% (or, at the election of the holder, 9.99%) of the common stock outstanding.

Indemnification Agreements

The Company has entered into separate indemnification agreements with each of its directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The Company intends to enter into an indemnification agreement with Robert F. Baltera, Jr., the director nominee, to the extent he is elected to the Board at the Annual Meeting. The indemnification agreements, the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws require the Company to indemnify its directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 21, 2022, the Audit Committee approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm.

Prior to their appointment on as the Company’s independent registered public accounting firm effective September 21, 2022, neither the Company nor anyone acting on its behalf consulted with Baker Tilly with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

The following table represents aggregate fees billed to us for services performed by our independent registered public accounting firm, Baker Tilly US, LLP, New York, NY, PCAOB ID #23.

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$641,025	$454,213
Audit-related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$641,025	$454,213

(1)	Audit fees consist of fees billed for professional services performed by Baker Tilly for the audit of our annual financial statements, reviews of our financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K, reviews of our current reports on Form 8-K, services rendered in connection with SEC registration statements, and related services that are normally provided in connection with regulatory filings or engagements.

All fees described above were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Baker Tilly. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of our Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Our Audit Committee has determined that the rendering of services other than audit services by Baker Tilly is compatible with maintaining the principal accountant’s independence.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of Forms 3, 4 and 5, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended December 31, 2025 were timely filed.

AUDIT COMMITTEE REPORT*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with the Company’s management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered accountant firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Donald Williams (Chair)

Emil Chuang

Binxian Wei

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy Statement, our 2025 Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC’s website at www.sec.gov or on our website at www.palisadebio.com. Additional copies may be requested in writing. Such requests should be submitted to J.D. Finley, Chief Executive Officer, Palisade Bio, Inc., 4600 South Syracuse Street, Suite 900, Denver, Colorado 80237. Exhibits to our 2025 Annual Report on Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holders, J.D. Finley, or Donald Williams, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates nominated by the Board.

Appendix 1

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PALISADE BIO, INC.

Palisade Bio, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that:

First: The name of the Company is PALISADE BIO, INC.

Second: The date of filing of the Company’s original certificate of incorporation with the Delaware Secretary of State was February 28, 2001, under the name “Neuralstem, Inc.”

Third: The Board of Directors of the Company, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend its Amended and Restated Certificate of Incorporation as follows:

1. Article IV shall be amended and restated to read in its entirety as follows:

“The corporation shall have authority to issue shares as follows:

(i) 450,000,000 shares of Common Stock, par value $0.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

(ii) 7,000,000 shares of Preferred Stock, par value $0.01 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

Fourth: Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [_] day of [__], 2026.

Palisade Bio, Inc.

By:
Name:	JD Finley
Title:	Chief Executive Officer

Appendix 2

Palisade Bio, Inc.

Amended and Restated 2021 Equity Incentive Plan

Adopted by the Board of Directors: April 14, 2026

Approved by the Stockholders: June 10, 2026

1.	General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Board adopted the Plan effective as of the Adoption Date and amended and restated the Plan on April 14, 2026 (the “Amendment and Restatement Date”). The Plan, as amended and restated, will become effective on the Stockholder Approval Date if such stockholder approval occurs before the first (1st) anniversary of the Amended and Restatement Date.

2.	Shares subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 42,257,000 shares.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 42,257,000 shares.

(c) Share Reserve Operation

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, or (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock).

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares.

3.	eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed the applicable limits set forth below, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program: (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value; provided, that, the foregoing limits shall not apply to any compensation granted or paid, as applicable, that is approved by the Company’s stockholders in accordance with Delaware law.

4.	Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

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(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

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(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

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(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.	Awards other than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

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(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement; provided, however, that any such dividends or dividend equivalents shall be subject to the same vesting conditions as the underlying Award and shall only be paid or distributed at such time as the underlying Award vests. Dividends or dividend equivalents that are credited with respect to any portion of an Award that does not vest shall be forfeited.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.	Adjustments upon Changes in Common Stock; other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(1) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(2) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(3) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(4) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

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(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.	Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

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(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) Except as provided in Section 6(a) (relating to Capitalization Adjustments), or in connection with a Corporate Transaction as provided in Section 6(c), the Board may not, without obtaining stockholder approval, (1) reduce the exercise price or strike price of any outstanding Option or SAR, (2) cancel any outstanding Option or SAR in exchange for cash or other Awards when the exercise price or strike price per share exceeds the Fair Market Value of the underlying Common Stock, or (3) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

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8.	Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.	Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.	Covenants of the Company.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

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11.	Additional Rules For Awards Subject to Section 409a.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non- Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non- Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

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(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non- Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

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(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.	Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

The Board may suspend or terminate the Plan at any time. No Awards may be granted after the tenth anniversary of the earlier of: (i) the date the Board approved this Plan, as amended and restated, or (ii) the most recent date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13.	Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

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(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k) “ Code “ means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “ Committee “ means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “ Company “ means Palisade Bio, Inc., a Delaware corporation.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Disability “ means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” April 27, 2021.

(w) “Employee “ means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

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(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity “ means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi- governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

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(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in- licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin- off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

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(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Palisade Bio, Inc. Amended and Restated 2021 Equity Incentive Plan.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b- 3, as in effect from time to time.

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii) “Securities Act” means the Securities Act of 1933, as amended.

(jjj) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

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(lll) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm) “Stockholder Approval Date” means the date that the Company’s stockholders approve this Plan, as amended and restated.

(nnn) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ooo) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ppp) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(qqq) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(rrr) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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Appendix 3

Palisade Bio, Inc.

Amended and Restated 2021 Employee Stock Purchase Plan

Adopted by the Board of Directors: April 6, 2026

Approved by the Stockholders: June 10, 2026

1.	General; purpose.

(a) The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.

(b) The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(c) The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	Administration.

(a) The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, and (C) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii) To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Corporation, do not have to comply with the requirements of Section 423 of the Code.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	Shares of Common Stock Subject to the Plan.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 837,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non- 423 Component.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	Grant of Purchase Rights; Offering.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

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(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	Eligibility.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation or an Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by Applicable Law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation, or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c) No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

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(e) Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f) Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.	Purchase Rights; Purchase Price.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by Board prior to the commencement of an Offering and will not be less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	Participation; Withdrawal; Termination.

(a) An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified for the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering and to extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

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(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.

(d) Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f) Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.	Exercise of Purchase Rights.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

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9.	Covenants of the Company.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.	Designation of Beneficiary.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	Adjustments upon Changes in Common Stock; Corporate Transactions.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.	Amendment, Termination or Suspension of the Plan.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

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Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.	Tax Qualification; Tax Withholding.

(a) Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b) Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

(c) The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

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14.	Effective Date of Plan.

The Board adopted the Plan effective as of the Effective Date and amended and restated the Plan on April 6, 2026 (the “Amendment and Restatement Date”). The Plan, as amended and restated, will become effective on the Stockholder Approval Date if such stockholder approval occurs before the first (1st) anniversary of the Amendment and Restatement date.

15.	Miscellaneous Provisions.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

(e) If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f) If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

16.	Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b) “Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means shall mean the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market, the New York Stock Exchange or the Financial Industry Regulatory Authority).

(d) “Board” means the board of directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Palisade Bio, Inc., a Delaware corporation.

(j) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and, with respect to the 423 Component, to the extent permitted by Section 423 of the Code.

(k) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l) “Designated 423 Corporation” means any Related Corporation selected by the Board to participate in the 423 Component.

(m) “Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.

(n) “Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board to participate in the Non-423 Component.

(o) “Director” means a member of the Board.

(p) “Effective Date” means April 27, 2021.

(q) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(r) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation, or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

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(s) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code

(v) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi- governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the NASDAQ Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

(w) “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(x) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(y) “Offering Date” means a date selected by the Board for an Offering to commence.

(z) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(aa) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(bb) “Plan” means this Palisade Bio, Inc. Amended and Restated 2021 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(cc) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

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(dd) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ee) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(ff) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(gg) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(hh) “Stockholder Approval Date” means the date that the Company’s stockholders approve this Plan, as amended and restated.

(ii) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

(jj) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

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palisadebio

P.O. BOX 8016, CARY, NC 27512-9903

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Palisade Bio, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 15, 2026

Wednesday, June 10, 2026 10:00 AM, Pacific Time

Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/PALI for more details

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Pacific Time, June 10, 2026.

Internet:
www.proxypush.com/PALI

- Cast your vote online
- **Have your Proxy Card ready**
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Phone:
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Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting virtually and/or participate at www.proxydocs.com/PALI

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints J.D. Finley and Donald Williams (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Palisade Bio, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Palisade Bio, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR PROPOSALS 1, 2, 3, 4, 5, 6, AND 7

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect four directors to hold office until the 2027 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director's earlier death, resignation or removal.				
		FOR	WITHHOLD		
	1.01 J.D. Finley	☐	☐		FOR
	1.02 Donald Williams	☐	☐		FOR
	1.03 Emil Chuang	☐	☐		FOR
	1.04 Robert F. Baltera, Jr.	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐	FOR
3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000 (which will result in an increase in the total number of authorized shares of capital stock of the Company from 307,000,000 to 457,000,000.	☐	☐	☐	FOR
4.	To approve the Amended and Restated Palisade Bio, Inc. 2021 Equity Incentive Plan.	☐	☐	☐	FOR
5.	To approve the Amended and Restated Palisade Bio, Inc. 2021 Employee Stock Purchase Plan.	☐	☐	☐	FOR
6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.	☐	☐	☐	FOR
7.	To approve equity award grants to our non-employee directors.	☐	☐	☐	FOR

You must register to attend the meeting virtually and/or participate at www.proxydocs.com/PALI
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date